UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:                 811-07142

HIGHLAND FUNDS II

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: June 30

Date of reporting period: December 31, 2013

Item 1:	Schedule of Investments

The Schedule of Investments are attached herewith.

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2013	Highland Alternative Income Fund

Shares		Value ($)
Exchange-Traded Funds - 98.3%
15,000	iShares iBoxx $ High Yield Corporate Bond Fund, ETF	1,393,200
24,443	Peritus High Yield, ETF	1,264,192
7,000	PIMCO 0-5 Year High Yield Corporate Bond Index Fund, ETF	744,520
45,000	SPDR Barclays High Yield Bond, ETF	1,825,200
30,000	SPDR Barclays Short-Term High Yield Bond, ETF	925,800

	Total Exchange-Traded Funds (Cost $6,164,447)	6,152,912

Total Investments - 98.3% (Cost $6,164,447)		6,152,912

Other Assets & Liabilities, Net (a) - 1.7%		103,310

Net Assets - 100.0%		6,256,222

(a)	As of December 31, 2013, $1,250,168 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net” however, the Fund did not hold any securities sold short.

Glossary:
ETF	Exchange-Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2013	Highland Trend Following Fund

Shares		Value ($)
Exchange-Traded Funds - 67.0%
15,000	Direxion Daily Emerging Markets Bull 3X Shares (a)(b)	430,500
10,000	Direxion Daily Small Cap Bull 3X Shares (b)	774,300
10,000	ProShares Ultra Silver (a)	157,400

	Total Exchange-Traded Funds (Cost $1,262,588)	1,362,200

Investment Companies (c) - 28.9%
587,125	State Street Navigator Prime Securities Lending Portfolio	587,125

	Total Investment Companies (Cost $587,125)	587,125

Total Investments - 95.9% (Cost $1,849,713)		1,949,325

Other Assets & Liabilities, Net - 4.1%		82,827

Net Assets - 100.0%		2,032,152

(a)	Non-income producing security.
(b)	Securities (or a portion of securities) on loan. As of December 31, 2013, the market value of securities loaned was $582,370. The loaned securities were secured with cash collateral of $587,125. Collateral is calculated based on prior day’s prices.
(c)	Represents investments of cash collateral received in connection with securities lending.

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2013	Highland Global Allocation Fund

Principal Amount ($)		Value ($)
U.S. Senior Loans (a) - 2.1%
ENERGY - 0.2%
444,444	Fieldwood Energy LLC Second Lien Term Loan 8.38%, 09/30/2020	454,907

FOOD & TOBACCO - 0.2%
461,538	Del Monte Foods Co. Second Lien Term Loan 07/26/2021 (b)	467,308

HEALTHCARE - 0.9%
769,231	Akorn, Inc. Term Loan B 11/13/2020 (b)	774,519
1,370,551	Kinetic Concepts, Inc. Dollar Term Loan D-1 4.50%, 05/04/2018	1,379,973

		2,154,492

INFORMATION TECHNOLOGY - 0.4%
976,269	Openlink International, Inc. Initial Term Loan 7.75%, 10/30/2017	981,965

SERVICE - 0.4%
1,023,810	Travelport LLC Term Loan 9.50%, 01/29/2016	1,062,525

	Total U.S. Senior Loans (Cost $5,053,892)	5,121,197

Non-U.S. Senior Loans (a)(c) - 8.0%
CHEMICALS - 0.2%
495,627	Ineos U.S. Finance LLC Dollar Term Loan 4.00%, 05/04/2018	498,209

Principal Amount ($)		Value ($)
Non-U.S. Senior Loans (continued)
ENERGY - 0.8%
1,000,000	FTS International, Inc. Term Loan 05/06/2016 (b)	1,006,670
997,456	MEG Energy Corp. Term Loan 03/31/2020 (b)	1,004,938

		2,011,608

HEALTHCARE - 2.8%
1,984,772	Alere, Inc. Term Loan B 4.25%, 06/30/2017	2,001,940
650,000	Catalent Pharma Solutions, Inc. Term Loan 6.50%, 12/29/2017	661,781
4,000,000	Onex Carestream Finance LP Second Lien Term Loan 9.50%, 06/07/2019	4,085,000

		6,748,721

INFORMATION TECHNOLOGY - 0.4%
997,436	NXP B.V. Tranche A-1 Term Loan 03/03/2017 (b)	1,012,896

MANUFACTURING - 1.1%
2,000,000	Doncasters U.S. Finance LLC Second Lien Term Loan 10/09/2020 (b)	2,035,000

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Global Allocation Fund

Principal Amount ($)		Value ($)
Non-U.S. Senior Loans (continued)
MANUFACTURING (continued)
250,000	Flint Group SA Tranche B-9 Dollar Term Loan 12/30/2016 (b)	250,312
250,000	Tranche C-7 Dollar Term Loan 12/30/2016 (b)	250,313

		2,535,625

MEDIA & TELECOMMUNICATIONS - 0.4%
992,506	Aufinco Pty, Ltd. Term Loan B 05/29/2020 (b)	998,710

RETAIL - 0.4%
1,000,000	Hudson’s Bay Co. First Lien Term Loan 4.75%, 11/04/2020	1,017,690

SERVICE - 1.5%
1,293,085	EnergySolutions LLC Term Loan 7.25%, 08/12/2016	1,309,248
829,843	Pacific Industrial Services Finco Pty., Ltd. Second Lien Initial Term Loan 8.75%, 04/02/2019	850,589
545,508	Term Loan B 5.00%, 10/02/2018	554,487
995,000	Travelport LLC Term Loan 6.25%, 06/26/2019	1,022,362

		3,736,686

TRANSPORTATION - 0.4%
1,000,000	Ship U.S. Bidco, Inc. Add on Term Loan D 10/11/2019 (b)	1,008,250

	Total Non-U.S. Senior Loans (Cost $19,276,238)	19,568,395

Principal Amount ($)		Value ($)
Non-U.S. Asset-Backed Securities (c)(d)(e) - 9.3%
500,000	ARES XI CLO, Ltd. Series 2007-11A, Class E 6.25%, 10/11/2021	501,250
500,000	BlueMountain CLO, Ltd. Series 2013-2A, Class E 5.32%, 01/22/2025	472,900
500,000	Catamaran CLO, Ltd. Series 2013-1A, Class F 5.97%, 01/27/2025	447,250
1,000,000	CIFC Funding 2006-I B, Ltd. Series 2006-1BA, Class B1L 1.85%, 12/22/2020	955,500
200,739	CSAM Funding II Series 2A, Class B1 7.05%, 10/15/2016	201,943
500,000	Dryden Senior Loan Fund Series 2013-26A, Class F 4.74%, 07/15/2025	422,500
1,000,000	Series 2012-25A, Class E 5.74%, 01/15/2025	977,500
500,000	Duane Street CLO II, Ltd. Series 2006-2A, Class E 3.99%, 08/20/2018	479,650
2,000,000	Duchess V CLO BV Series V-X, Class D 1.82%, 05/25/2021	2,364,837

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Global Allocation Fund

Principal Amount ($)		Value ($)
Non-U.S. Asset-Backed Securities (continued)
500,000	Eaton Vance CDO IX, Ltd. Series 2007-9A, Class D 1.74%, 04/20/2019	473,750
500,000	Fraser Sullivan CLO II, Ltd. Series 2006-2A, Class D 1.75%, 12/20/2020	476,550
750,000	Series 2006-2A, Class E 3.75%, 12/20/2020	701,100
500,000	Gannett Peak CLO, Ltd. Series 2006-1A, Class B1 0.94%, 10/27/2020	482,500
750,000	Series 2006-1A, Class C 1.76%, 10/27/2020	717,000
500,000	Series 2006-1A, Class D1 3.79%, 10/27/2020	481,250
500,000	Halcyon Loan Investors CLO I, Inc. Series 2006-1A, Class D 3.74%, 11/20/2020	466,250
750,000	HarbourView CLO 2006-1 Series 6A, Class D 3.95%, 12/27/2019	701,250
865,271	Highland Park CDO, Ltd. Series 2006-1A, Class A1 0.57%, 11/25/2051	764,726
500,000	Hillmark Funding Series 2006-1A, Class C 1.94%, 05/21/2021	470,350
153,026	Series 2006-1A, Class D 3.84%, 05/21/2021	136,652
1,000,000	Jersey Street CLO, Ltd. Series 2006-1A, Class D 1.79%, 10/20/2018	944,800

Principal Amount ($)		Value ($)
Non-U.S. Asset-Backed Securities (continued)
1,000,000	Landmark VIII CDO, Ltd. Series 2006-8A, Class E 3.84%, 10/19/2020	952,500
459,038	Mountain Capital CLO VI, Ltd. Series 2007-6A, Class E 3.54%, 04/25/2019	416,026
900,000	Rockwall CDO II, Ltd. Series 2007-1A, Class A1LB 0.79%, 08/01/2024	778,500
500,000	Series 2007-1A, Class A3L 1.24%, 08/01/2024	390,000
500,000	Rockwall CDO, Ltd. Series 2006-1A, Class A1LB 0.74%, 08/01/2021	462,500
1,000,000	Stone Tower CLO VI, Ltd. Series 2007-6A, Class D 3.84%, 04/17/2021	921,300
2,000,000	Wood Street CLO II BV Series II-X, Class D 1.94%, 03/29/2021	2,342,514
2,500,000	Wood Street CLO V BV Series V-X, Class D 1.74%, 09/14/2023	2,910,918

	Total Non-U.S. Asset-Backed Securities (Cost $22,405,748)	22,813,766

U.S. Corporate Bonds & Notes - 1.2%
CONSUMER DURABLES & APPAREL - 0.3%
1,000,000	JC Penney Corp., Inc. 5.65%, 06/01/2020 (f)	792,500

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Global Allocation Fund

Principal Amount ($)		Value ($)
U.S. Corporate Bonds & Notes (continued)
UTILITIES - 0.9%
3,000,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020 (d)	2,220,000

	Total U.S. Corporate Bonds & Notes (Cost $3,207,777)	3,012,500

Non-U.S. Corporate Bonds & Notes (c) - 5.0%
DIVERSIFIED FINANCIALS - 0.3%
500,000	Leveraged Finance Europe Capital II BV 2.35%, 03/02/2020 (e)	602,853

ENVIRONMENTAL CONTROL - 0.9%
2,000,000	Tervita Corp. 8.00%, 11/15/2018 (d)	2,075,000

GAMING & LEISURE - 0.4%
1,000,000	Caesars Entertainment Operating Co., Inc. 11.25%, 06/01/2017	1,020,000

MATERIALS - 0.8%
500,000	INEOS Group Holdings SA 6.13%, 08/15/2018 (d)(f)	503,750
1,085,000	6.50%, 08/15/2018 (d)	1,536,190

		2,039,940

TELECOMMUNICATION SERVICES - 2.6%
4,500,000	Avaya, Inc. 10.50%, 03/01/2021 (d)(f)	4,320,000
2,000,000	Nokia OYJ 5.38%, 05/15/2019 (f)	2,085,000

		6,405,000

	Total Non-U.S. Corporate Bonds & Notes (Cost $11,607,394)	12,142,793

Shares		Value ($)
U.S. Equity - 20.8%
COMMERCIAL & PROFESSIONAL SERVICES - 1.3%
84,900	Corrections Corp. of America, REIT (f)	2,722,743
30,000	Covanta Holding Corp. (f)	532,500

		3,255,243

CONSUMER DURABLES & APPAREL - 1.0%
15,000	Sturm Ruger & Co., Inc.	1,096,350
15,000	Under Armour, Inc., Class A (f)(g)	1,309,500

		2,405,850

CONSUMER SERVICES - 2.5%
2,500	Chipotle Mexican Grill, Inc. (g)	1,331,950
25,000	Grand Canyon Education, Inc. (g)	1,090,000
105,500	K12, Inc. (f)(g)	2,294,625
79,956	Service Corp. International (f)	1,449,602

		6,166,177

ENERGY - 1.3%
6,300	EOG Resources, Inc.	1,057,392
39,700	Valero Energy Corp.	2,000,880

		3,058,272

HEALTHCARE EQUIPMENT & SERVICES - 1.6%
35,623	Express Scripts Holding Co. (f)(g)	2,502,159
34,114	Premier, Inc., Class A (g)	1,254,031

		3,756,190

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Global Allocation Fund

Shares		Value ($)
U.S. Equity (continued)
HOUSEHOLD & PERSONAL PRODUCTS - 0.2%
5,500	Spectrum Brands Holdings, Inc.	388,025

INSURANCE - 0.9%
47,595	Arthur J. Gallagher & Co. (f)	2,233,633

MEDIA - 1.6%
55,816	CBS Corp., Class B (f)	3,557,712
3,800	Tribune Co. (f)(g)	294,120

		3,851,832

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.0%
30,000	Medicines Co. (The) (f)(g)	1,158,600
15,000	Salix Pharmaceuticals, Ltd. (f)(g)	1,349,100

		2,507,700

REAL ESTATE - 4.0%
1,001,549	Spirit Realty Capital, Inc., REIT	9,845,227

RETAILING - 2.6%
6,000	Dollar General Corp. (f)(g)	361,920
15,885	Family Dollar Stores, Inc. (f)	1,032,048
84,900	GNC Holdings, Inc., Class A	4,962,405

		6,356,373

SOFTWARE & SERVICES - 1.9%
119,750	Fortinet, Inc. (f)(g)	2,290,818
58,500	Rackspace Hosting, Inc. (f)(g)	2,289,105

		4,579,923

TRANSPORTATION - 0.0%
1	American Airlines Group, Inc. (g)	18

Shares		Value ($)
U.S. Equity (continued)
UTILITIES - 0.9%
78,907	NRG Energy, Inc. (f)	2,266,209

	Total U.S. Equity (Cost $48,862,270)	50,670,672

Non-U.S. Equity (c) - 32.9%
AUTOMOBILES & COMPONENTS - 3.2%
45,700	Bayerische Motoren Werke AG	5,366,499
39,300	Toyota Motor Corp.	2,400,514

		7,767,013

BANKS - 0.4%
467	Standard Chartered PLC	10,519
20,700	Sumitomo Mitsui Financial Group, Inc.	1,067,447

		1,077,966

CAPITAL GOODS - 0.5%
16,000	Safran SA	1,113,604

CONSUMER DURABLES & APPAREL - 1.1%
28,000	Salvatore Ferragamo SpA (f)	1,066,809
96,050	Sony Corp. ADR (f)	1,660,704

		2,727,513

CONSUMER SERVICES - 3.2%
123,065	DeVry, Inc. (f)	4,368,807
90,044	Melco Crown Entertainment, Ltd. ADR (g)	3,531,526

		7,900,333

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Global Allocation Fund

Shares		Value ($)
Non-U.S. Equity (continued)
DIVERSIFIED FINANCIALS - 0.4%
59,000	ORIX Corp.	1,036,801

ENERGY - 2.3%
16,245	Hess Corp.	1,348,335
22,804	Pioneer Natural Resources Co. (f)	4,197,532
71	Royal Dutch Shell PLC, Class A	2,544

		5,548,411

FOOD, BEVERAGE & TOBACCO - 1.6%
48,820	Nestle SA	3,584,580
9,845	WhiteWave Foods Co., Class A (f)(g)	225,844

		3,810,424

HEALTHCARE EQUIPMENT & SERVICES - 0.5%
22,000	Sysmex Corp.	1,299,843

INSURANCE - 1.8%
34,100	American International Group, Inc.	1,740,805
32,000	Aon PLC	2,684,480

		4,425,285

MATERIALS - 1.0%
36,590	Ball Corp.	1,890,239
4,270	WR Grace & Co. (g)	422,175

		2,312,414

MEDIA - 1.2%
167,994	News Corp., Class A (g)	3,027,252

Shares		Value ($)
Non-U.S. Equity (continued)
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.7%
15,000	AbbVie, Inc.	792,150
39,600	Astellas Pharma, Inc.	2,347,253
3,980	Eurofins Scientific	1,077,653
12,000	Gilead Sciences, Inc. (f)(g)	901,800
39,500	GlaxoSmithKline PLC	1,054,273
45,000	ICON PLC (g)	1,818,450
97,000	Shionogi & Co., Ltd.	2,104,181
35,000	Stada Arzneimittel AG	1,732,599
10,000	Valeant Pharmaceuticals International, Inc. (g)	1,174,000
10,000	Waters Corp. (f)(g)	1,000,000

		14,002,359

REAL ESTATE - 0.8%
635,000	CapitaMall Trust, REIT (f)	958,082
434,000	Global Logistic Properties, Ltd. (f)	993,395

		1,951,477

RETAILING - 1.0%
157,000	Staples, Inc. (f)	2,494,730

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.2%
8,700	NXP Semiconductor NV (g)	399,591

SOFTWARE & SERVICES - 4.9%
13,116	Alliance Data Systems Corp. (f)(g)	3,448,590
40,000	Compuware Corp.	448,400
75,600	Facebook, Inc., Class A (f)(g)	4,132,296
2,499	Google, Inc., Class A (g)	2,800,654
15,000	Qihoo 360 Technology Co., Ltd. ADR (g)	1,230,750

		12,060,690

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Global Allocation Fund

Shares		Value ($)
Non-U.S. Equity (continued)
TECHNOLOGY HARDWARE & EQUIPMENT - 2.5%
187,000	Canon, Inc. ADR (f)	5,984,000

TELECOMMUNICATION SERVICES - 0.6%
16,245	SBA Communications Corp., Class A (f)(g)	1,459,451

	Total Non-U.S. Equity (Cost $74,120,216)	80,399,157

U.S. Exchange-Traded Funds (g) - 0.5%
41,000	ProShares Ultra Short DJ-UBS Crude Oil, ETF	1,294,780

	Total U.S. Exchange-Traded Funds (Cost $1,532,494)	1,294,780

Non-U.S. Exchange-Traded Funds (c) - 6.9%
300,000	iShares MSCI Japan, ETF	3,639,000
40,000	iShares MSCI South Korea Index Fund, ETF (f)	2,586,800
50,000	Guggenheim Solar, ETF	1,759,000
38,945	ProShares Ultra Gold, ETF (g)	1,606,871
70,000	WisdomTree Japan Hedged Equity Fund, ETF (f)	3,558,800
226,940	ProShares Ultra Silver, ETF (g)	3,572,035

	Total Non-U.S. Exchange-Traded Funds (Cost $19,694,935)	16,722,506

Units
Rights (f)(g) - 6.6%
TRANSPORTATION - 6.6%
617,955	AMR Corp.	16,085,381

	Total Rights (Cost $5,371,804)	16,085,381

Shares
Investment Companies (h) - 18.3%
44,700,119	State Street Navigator Prime Securities Lending Portfolio	44,700,119

	Total Investment Companies (Cost $44,700,119)	44,700,119

Total Investments - 111.6% (Cost $255,832,887)		272,531,266

Shares		Value ($)
Securities Sold Short (i) - (0.4)%
Non-U.S. Equity - (0.4)%
HEALTHCARE EQUIPMENT & SERVICES - (0.4)%
11,000	Cigna Corp.	(962,280)

	Total Non-U.S. Equity (Proceeds $821,062)	(962,280)

	Total Securities Sold Short (Proceeds $821,062)	(962,280)

Other Assets & Liabilities, Net - (11.2)%		(27,285,296)

Net Assets - 100.0%		244,283,690

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2013. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Global Allocation Fund

(d)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2013, these securities amounted to $33,468,706 or 13.7% of net assets.
(e)	Variable or floating rate security. The interest rate shown reflects the rate in effect December 31, 2013.
(f)	Securities (or a portion of securities) on loan. As of December 31, 2013, the market value of securities loaned was $47,602,892. The loaned securities were secured with cash and securities collateral of $48,666,335. Collateral is calculated based on prior day’s prices.
(g)	Non-income producing security.
(h)	Represents investments of cash collateral received in connection with securities lending.
(i)	As of December 31, 2013, $3,314,973 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net.”

Glossary:
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
MSCI	Morgan Stanley Capital International
PLC	Public Limited Company
REIT	Real Estate Investment Trust

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2013	Highland Dividend Equity Fund

Shares		Value ($)
Common Stocks - 94.9%
BANKS - 7.7%
6,990	PNC Financial Services Group, Inc.	542,284
13,730	U.S. Bancorp (a)	554,692
12,125	Wells Fargo & Co.	550,475

		1,647,451

CAPITAL GOODS - 6.2%
29,010	General Electric Co.	813,150
4,820	Hubbell, Inc., Class B (a)	524,898

		1,338,048

COMMERCIAL & PROFESSIONAL SERVICES - 2.4%
29,430	Ennis, Inc.	520,911

CONSUMER DURABLES & APPAREL - 2.6%
5,810	Tupperware Brands Corp. (a)	549,219

CONSUMER SERVICES - 3.6%
8,090	McDonald’s Corp.	784,973

DIVERSIFIED FINANCIALS - 3.8%
14,165	JPMorgan Chase & Co. (a)	828,369

ENERGY - 7.7%
6,550	Chevron Corp. (a)	818,161
11,201	Royal Dutch Shell PLC, ADR	841,307

		1,659,468

FOOD, BEVERAGE & TOBACCO - 11.0%
4,045	Diageo PLC, ADR	535,639
12,665	Kellogg Co. (a)	773,452
6,135	PepsiCo, Inc.	508,837
13,410	Unilever NV	539,484

		2,357,412

Shares		Value ($)
Common Stocks (continued)
HEALTHCARE EQUIPMENT & SERVICES - 2.5%
13,870	Abbott Laboratories (a)	531,637

HOUSEHOLD & PERSONAL PRODUCTS - 2.3%
6,210	Procter & Gamble Co. (The)	505,556

INSURANCE - 2.4%
11,065	Arthur J. Gallagher & Co. (a)	519,280

MATERIALS - 8.9%
12,605	Packaging Corp. of America (a)	797,645
12,985	Sonoco Products Co.	541,734
13,525	Worthington Industries, Inc.	569,132

		1,908,511

MEDIA - 2.6%
8,835	CBS Corp., Class B (a)	563,143

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.9%
10,120	GlaxoSmithKline PLC, ADR (a)	540,307
8,375	Johnson & Johnson	767,066
10,070	Novartis AG, ADR	809,427

		2,116,800

RETAILING - 2.6%
6,680	Home Depot, Inc. (The) (a)	550,031

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.8%
18,265	Microchip Technology, Inc. (a)	817,359

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Dividend Equity Fund

Shares		Value ($)
Common Stocks (continued)
SOFTWARE & SERVICES - 3.7%
17,365	Paychex, Inc. (a)	790,629

TELECOMMUNICATION SERVICES - 2.5%
7,545	AT&T, Inc. (a)	265,282
5,365	Verizon Communications, Inc. (a)	263,636

		528,918

TRANSPORTATION - 3.7%
7,555	United Parcel Service, Inc., Class B (a)	793,879

UTILITIES - 5.0%
5,725	ITC Holdings Corp. (a)	548,569
3,705	National Fuel Gas Co. (a)	264,537
6,370	Southern Co. (The) (a)	261,871

		1,074,977

	Total Common Stocks (Cost $16,421,303)	20,386,571

Exchange-Traded Funds (a) - 2.4%
8,180	iShares Dow Jones U.S. Real Estate Index Fund, ETF	516,076

	Total Exchange-Traded Funds (Cost $506,184)	516,076

Investment Companies (b) - 26.3%
5,637,189	State Street Navigator Prime Securities Lending Portfolio	5,637,189

	Total Investment Companies (Cost $5,637,189)	5,637,189

Total Investments - 123.6% (Cost $22,564,676)		26,539,836

Other Assets & Liabilities, Net - (23.6)%		(5,066,208)

Net Assets - 100.0%		21,473,628

(a)	Securities (or a portion of securities) on loan. As of December 31, 2013, the market value of securities loaned was $6,014,454. The loaned securities were secured with cash and securities collateral of $6,139,439. Collateral is calculated based on prior day’s prices.
(b)	Represents investments of cash collateral received in connection with securities lending.

Glossary:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
PLC	Public Limited Company

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2013	Highland Premier Growth Equity Fund

Shares		Value ($)
Common Stocks - 97.4%
CAPITAL GOODS - 3.2%
66,587	Dover Corp.	6,428,309

CONSUMER SERVICES - 2.3%
57,076	Las Vegas Sands Corp.	4,501,584

DIVERSIFIED FINANCIALS - 10.9%
82,446	Charles Schwab Corp. (The) (a)	2,143,596
91,955	CME Group, Inc.	7,214,789
20,927	Goldman Sachs Group, Inc. (The)	3,709,520
30,442	McGraw Hill Financial, Inc.	2,380,565
86,247	State Street Corp.	6,329,667

		21,778,137

ENERGY - 5.0%
27,269	Anadarko Petroleum Corp.	2,162,977
85,613	Schlumberger, Ltd.	7,714,588

		9,877,565

FOOD, BEVERAGE & TOBACCO - 2.9%
70,393	PepsiCo, Inc.	5,838,395

HEALTHCARE EQUIPMENT & SERVICES - 11.2%
76,101	Abbott Laboratories	2,916,951
104,638	Covidien PLC	7,125,848
72,931	DENTSPLY International, Inc.	3,535,695
123,663	Express Scripts Holding Co. (b)	8,686,089

		22,264,583

MATERIALS - 3.9%
66,589	Monsanto Co. (a)	7,760,948

MEDIA - 9.4%
106,540	Comcast Corp., Special Class A	5,314,215
48,828	Discovery Communications, Inc., Class C (b)	4,094,716
79,270	Liberty Global PLC, Series C (b)	6,684,047
33,611	Walt Disney Co. (The)	2,567,880

		18,660,858

Shares		Value ($)
Common Stocks (continued)
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.9%
17,758	Alexion Pharmaceuticals, Inc. (a)(b)	2,362,880
38,686	Amgen, Inc.	4,416,394
118,588	Gilead Sciences, Inc. (a)(b)	8,911,888

		15,691,162

REAL ESTATE - 2.8%
69,760	American Tower Corp., REIT	5,568,243

RETAILING - 8.3%
8,878	Amazon.com, Inc. (b)	3,540,457
98,297	Dick’s Sporting Goods, Inc. (a)	5,711,056
148,396	Lowe’s Cos., Inc.	7,353,022

		16,604,535

SOFTWARE & SERVICES - 15.4%
42,489	Baidu, Inc., ADR (b)	7,557,943
117,321	eBay, Inc. (b)	6,439,750
5,073	Google, Inc., Class A (b)	5,685,362
62,150	Intuit, Inc.	4,743,288
28,537	Visa, Inc., Class A (a)	6,354,619

		30,780,962

TECHNOLOGY HARDWARE & EQUIPMENT - 11.4%
13,952	Apple, Inc.	7,828,607
256,846	EMC Corp.	6,459,677
114,150	QUALCOMM, Inc.	8,475,637

		22,763,921

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Premier Growth Equity Fund

Shares		Value ($)
Common Stocks (continued)
TRANSPORTATION - 2.8%
52,636	United Parcel Service, Inc., Class B	5,530,991

	Total Common Stocks (Cost $116,939,850)	194,050,193

Investment Companies (c) - 8.8%
17,568,642	State Street Navigator Prime Securities Lending Portfolio	17,568,642

	Total Investment Companies (Cost $17,568,642)	17,568,642

Total Investments - 106.2% (Cost $134,508,492)		211,618,835

Other Assets & Liabilities, Net - (6.2)%		(12,338,940)

Net Assets - 100.0%		199,279,895

(a)	Securities (or a portion of securities) on loan. As of December 31, 2013, the market value of securities loaned was $17,251,045. The loaned securities were secured with cash collateral of $17,568,642. Collateral is calculated based on prior day’s prices.
(b)	Non-income producing security.
(c)	Represents investments of cash collateral received in connection with securities lending.

Glossary:
ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

The Fund had the following futures contracts, brokered by Royal Bank of Scotland, for which $180,000 was pledged as collateral, open at December 31, 2013:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Long Future:
S&P 500 Emini Index	March 2014	14	$1,288,770	$37,869

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2013	Highland Small-Cap Equity Fund

Shares		Value ($)
Common Stocks - 98.3%
BANKS - 8.1%
7,845	Cullen/Frost Bankers, Inc. (a)	583,903
30,877	Fulton Financial Corp. (a)	403,871
7,070	Iberiabank Corp. (a)	444,350
12,915	Prosperity Bancshares, Inc. (a)	818,682
7,740	SVB Financial Group (a)(b)	811,616
7,380	Westamerica Bancorp. (a)	416,675

		3,479,097

CAPITAL GOODS - 9.9%
16,300	Applied Industrial Technologies, Inc.	800,167
2,155	AZZ, Inc. (a)	105,293
7,535	ESCO Technologies, Inc.	258,149
7,700	Luxfer Holdings PLC, ADR	160,622
9,945	Mueller Industries, Inc.	626,634
6,110	Polypore International, Inc. (a)(b)	237,679
12,505	Primoris Services Corp. (a)	389,281
15,350	Quanta Services, Inc. (a)(b)	484,446
7,695	Teledyne Technologies, Inc. (b)	706,863
11,595	Woodward, Inc. (a)	528,848

		4,297,982

COMMERCIAL & PROFESSIONAL SERVICES - 2.6%
20,265	Healthcare Services Group, Inc. (a)	574,918
11,135	Herman Miller, Inc. (a)	328,705
14,720	Resources Connection, Inc.	210,938

		1,114,561

CONSUMER DURABLES & APPAREL - 3.8%
6,845	Deckers Outdoor Corp. (a)(b)	578,129
17,647	Jarden Corp. (a)(b)	1,082,643

		1,660,772

Shares		Value ($)
Common Stocks (continued)
CONSUMER SERVICES - 2.2%
4,585	Cracker Barrel Old Country Store, Inc. (a)	504,671
15,495	Texas Roadhouse, Inc. (a)	430,761

		935,432

DIVERSIFIED FINANCIALS - 2.3%
19,020	Raymond James Financial, Inc. (a)	992,654

ENERGY - 5.5%
3,940	Dril-Quip, Inc. (b)	433,124
3,590	Oil States International, Inc. (b)	365,175
51,605	Pioneer Energy Services Corp. (a)(b)	413,356
11,690	Sanchez Energy Corp. (a)(b)	286,522
10,400	SM Energy Co. (a)	864,344

		2,362,521

FOOD & STAPLES RETAILING - 1.0%
17,895	Spartan Stores, Inc.	434,491

HEALTHCARE EQUIPMENT & SERVICES - 10.3%
5,310	Air Methods Corp. (a)(b)	309,732
3,320	Analogic Corp.	294,019
17,915	Bio-Reference Labs, Inc. (a)(b)	457,549
2,885	Computer Programs & Systems, Inc. (a)	178,322
10,752	Endologix, Inc. (a)(b)	187,515
21,555	HMS Holdings Corp. (a)(b)	489,945
18,580	MEDNAX, Inc. (b)	991,800
15,150	Molina Healthcare, Inc. (a)(b)	526,463
16,525	Owens & Minor, Inc. (a)	604,154
11,080	Thoratec Corp. (b)	405,528

		4,445,027

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Small-Cap Equity Fund

Shares		Value ($)
Common Stocks (continued)
INSURANCE - 1.9%
18,200	HCC Insurance Holdings, Inc.	839,748

MATERIALS - 6.0%
25,790	Commercial Metals Co.	524,311
2,725	Compass Minerals International, Inc. (a)	218,136
15,120	Packaging Corp. of America (a)	956,794
12,130	PolyOne Corp. (a)	428,795
9,755	Sensient Technologies Corp.	473,313

		2,601,349

MEDIA - 1.3%
9,985	John Wiley & Sons, Inc., Class A (a)	551,172

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.1%
32,520	Bruker Corp. (a)(b)	642,920
7,330	Cubist Pharmaceuticals, Inc. (a)(b)	504,817
15,495	ICON PLC (b)	626,153

		1,773,890

REAL ESTATE - 5.3%
36,145	BioMed Realty Trust, Inc., REIT (a)	654,947
9,135	Coresite Realty Corp., REIT (a)	294,056
32,485	Education Realty Trust, Inc., REIT (a)	286,518
22,620	Omega Healthcare Investors, Inc., REIT	674,076
15,110	Sabra Health Care REIT, Inc.	394,975

		2,304,572

Shares		Value ($)
Common Stocks (continued)
RETAILING - 6.5%
15,930	Aaron’s, Inc. (a)	468,342
10,460	American Eagle Outfitters, Inc. (a)	150,624
10,605	Buckle, Inc. (The) (a)	557,399
3,710	Genesco, Inc. (a)(b)	271,053
38,200	LKQ Corp. (b)	1,256,780
2,170	Monro Muffler Brake, Inc. (a)	122,301

		2,826,499

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.6%
27,960	Microsemi Corp. (b)	697,602
42,720	Rudolph Technologies, Inc. (a)(b)	501,533
13,901	Semtech Corp. (a)(b)	351,417

		1,550,552

SOFTWARE & SERVICES - 13.6%
9,690	ACI Worldwide, Inc. (a)(b)	629,850
17,485	Blackbaud, Inc. (a)	658,310
59,930	Global Cash Access Holdings, Inc. (b)	598,701
18,880	Jive Software, Inc. (a)(b)	212,400
17,575	MICROS Systems, Inc. (a)(b)	1,008,278
24,419	PTC, Inc. (b)	864,188
12,605	RealPage, Inc. (b)	294,705
9,030	Solera Holdings, Inc. (a)	638,963
21,652	SS&C Technologies Holdings, Inc. (b)	958,317

		5,863,712

TECHNOLOGY HARDWARE & EQUIPMENT - 2.4%
7,395	ADTRAN, Inc. (a)	199,739
2,665	Littelfuse, Inc. (a)	247,659
10,565	Zebra Technologies Corp., Class A (b)	571,355

		1,018,753

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Small-Cap Equity Fund

Shares		Value ($)
Common Stocks (continued)
TELECOMMUNICATION SERVICES - 1.4%
23,350	West Corp. (a)	600,328

TRANSPORTATION - 4.9%
11,415	Genesee & Wyoming, Inc., Class A (a)(b)	1,096,411
19,365	Old Dominion Freight Line, Inc. (a)(b)	1,026,732

		2,123,143

UTILITIES - 1.6%
13,495	IDACORP, Inc. (a)	699,581

	Total Common Stocks (Cost $31,057,436)	42,475,836

Investment Companies (c) - 28.5%
12,331,514	State Street Navigator Prime Securities Lending Portfolio	12,331,514

	Total Investment Companies (Cost $12,331,514)	12,331,514

Total Investments - 126.8% (Cost $43,388,950)		54,807,350

Other Assets & Liabilities, Net - (26.8)%		(11,585,209)

Net Assets - 100.0%		43,222,141

(a)	Securities (or a portion of securities) on loan. As of December 31, 2013, the market value of securities loaned was $12,089,920. The loaned securities were secured with cash collateral of $12,331,514. Collateral is calculated based on prior day’s prices.
(b)	Non-income producing security.
(c)	Represents investments of cash collateral received in connection with securities lending.

Glossary:
ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)
Bonds & Notes - 30.1%
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
	Federal Home Loan Mortgage Corp. REMIC
57,034	Series 3977, Class AI 3.50%, 09/15/2029 (a)	5,992
68,772	Series 3983, Class EI 3.50%, 11/15/2030 (a)	9,656
2,138	Series 2645, Class BI 4.50%, 02/15/2018 (a)	25
8,077	Series 2643, Class IM 4.50%, 03/15/2018 (a)	320
2,861	Series 2781, Class IC 5.00%, 05/15/2018 (a)	39
7,452	Series 2763, Class JI 5.00%, 10/15/2018 (a)	310
12,605	Series 2631, Class DI 5.50%, 06/15/2033 (a)	2,573
67,507	Series 3806, Class DS 6.43%, 08/15/2025 (a)(b)	9,285
4,132	Series 1980, Class IO 7.50%, 07/15/2027 (a)	850
104	Series 33, Class D 8.00%, 04/15/2020	112
	Federal Home Loan Mortgage Corp. STRIPS
380	Series 186, Class PO 0.00%, 08/01/2027 (c)	350
670	Series 147, Class IO 8.00%, 02/01/2023 (a)	115
826	Series 171, Class IO 8.00%, 07/01/2024 (a)	226
191,202	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities Series T-58, Class AIO 0.08%, 09/25/2043 (a)(b)	1,754

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
	Federal National Mortgage Assoc. REMIC
532	Series G92-68, Class B 0.00%, 12/25/2022 (c)	506
78,403	Series 2003-89, Class IO 1.24%, 12/25/2042 (a)(b)	3,442
4,062	Series 2003-61, Class IJ 5.00%, 02/25/2032 (a)	69
104,345	Series 2010-98, Class DI 5.00%, 09/25/2040 (a)	13,061
22,888	Series 2008-61, Class SB 5.84%, 07/25/2038 (a)(b)	3,260
	Federal National Mortgage Assoc. STRIPS
3	Series 1992-77, Class K 0.00%, 05/25/2022 (c)	68
13,754	Series 354, Class 1 0.00%, 12/01/2034 (c)	12,562
15,993	Series 362, Class 2 4.50%, 08/01/2035 (a)	2,921
14,659	Series 378, Class 1 4.50%, 01/01/2036 (a)	2,346
13,676	Series 387, Class 2 5.00%, 03/25/2038 (a)	2,982
9,969	Series 387, Class 1 5.00%, 05/25/2038 (a)	1,443
4,108	Series 346, Class 2 5.50%, 12/01/2033 (a)	788
9,839	Series 252, Class 2 7.50%, 11/01/2023 (a)	2,311
530	Series 237, Class 2 8.00%, 08/01/2023 (a)	131
2,542	Series 264, Class 2 8.00%, 07/01/2024 (a)	461
82	Series 12, Class 2 8.50%, 03/01/2017 (a)	9

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal National Mortgage Assoc. STRIPS (continued)
203	Series 7, Class 2 8.50%, 04/01/2017 (a)	24
31	Series 28, Class 2 8.50%, 01/01/2018 (a)	4
307	Series 150, Class 2 8.50%, 07/25/2022 (a)	75
282	Series 163, Class 2 8.50%, 07/25/2022 (a)	32
505	Series 137, Class 2 9.00%, 05/25/2022 (a)	106
	Government National Mortgage Assoc.
61,770	Series 2011-51, Class NI 4.50%, 10/20/2037 (a)	7,144
60,639	Series 2010-101, Class GI 4.50%, 02/20/2038 (a)	5,994
61,863	Series 2010-130, Class PI 4.50%, 08/16/2039 (a)	9,742
33,901	Series 2010-75, Class KI 5.00%, 12/20/2035 (a)	1,681
39,468	Series 2010-42, Class IA 5.00%, 10/20/2037 (a)	3,611
51,835	Series 2010-26, Class QS 6.08%, 02/20/2040 (a)(b)	9,812

	Total Agency Collateralized Mortgage Obligations (Cost $132,008)	116,192

AGENCY MORTGAGE-BACKED SECURITIES - 9.0%
	Federal Home Loan Mortgage Corp.
4,929	4.50%, 06/01/2033 - 02/01/2035 (d)	5,238
154,654	5.00%, 07/01/2035 - 06/01/2041 (d)	169,739
65,796	5.50%, 05/01/2020 - 04/01/2039 (d)	72,221
129,986	6.00%, 04/01/2017 - 11/01/2037 (d)	145,358
1,766	6.50%, 06/01/2029	1,972
18,815	7.00%, 10/01/2016 - 08/01/2036 (d)	21,238
828	7.50%, 09/01/2033	895
2,234	8.00%, 04/01/2030 - 11/01/2030 (d)	2,569
711	9.00%, 04/01/2016 - 06/01/2021 (d)	763

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
	Federal National Mortgage Assoc.
300	2.35%, ARM (b)	313
603,432	3.00%, 05/01/2043 - 06/01/2043 (d)	573,802
115,000	3.00%, TBA (e)	109,205
357,463	3.50%, 11/01/2042 - 02/01/2043 (d)	355,858
1,585,000	3.50%, TBA (e)	1,574,970
221,609	4.00%, 05/01/2019 - 03/01/2041 (d)	229,074
220,000	4.00%, TBA (e)	226,531
901,340	4.50%, 05/01/2018 - 04/01/2041 (d)	956,995
297,873	5.00%, 07/01/2020 - 06/01/2041 (d)	326,320
140,000	5.00%, TBA (e)	152,064
283,282	5.50%, 03/01/2014 - 01/01/2039 (d)	311,872
214,235	6.00%, 07/01/2014 - 08/01/2035 (d)	240,619
390,000	6.00%, TBA (e)	432,626
29,081	6.50%, 01/01/2015 - 08/01/2034 (d)	31,652
3,524	7.00%, 10/01/2016 - 12/01/2033 (d)	3,768
14,881	7.50%, 05/01/2015 - 12/01/2033 (d)	16,562
2,230	8.00%, 12/01/2015 - 01/01/2033 (d)	2,573
2,730	9.00%, 12/01/2017 - 12/01/2022 (d)	3,004
	Government National Mortgage Assoc.
102,835	3.00%, 06/20/2043	99,566
275,519	3.50%, 05/20/2043	278,464
370,691	4.00%, 01/20/2041 - 04/20/2043 (d)	386,172
200,467	4.50%, 08/15/2033 - 03/20/2041 (d)	215,283
11,580	5.00%, 08/15/2033	12,700
100,000	5.00%, TBA (e)	108,402
16,728	6.00%, 07/15/2033 - 09/15/2036 (d)	18,807
32,828	6.50%, 02/15/2024 - 07/15/2036 (d)	36,779
7,047	7.00%, 04/15/2028 - 09/15/2036 (d)	7,698

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Government National Mortgage Assoc. (continued)
190	8.00%, 09/15/2029 - 06/15/2030 (d)	196
8,380	8.50%, 10/15/2017	8,873
12,250	9.00%, 11/15/2016 - 12/15/2021 (d)	13,142

	Total Agency Mortgage-Backed Securities (Cost $7,120,212)	7,153,883

ASSET-BACKED SECURITIES - 0.1%
3	Bear Stearns Asset-Backed Securities Trust Series 2003-ABF1, Class A 0.91%, 01/25/2034 (b)	2
10,000	Ford Credit Auto Lease Trust Series 2013-A, Class C 1.28%, 06/15/2016	10,010
33,333	Hertz Vehicle Financing LLC Series 2010-1A, Class B1 5.02%, 02/25/2015 (f)	33,477

	Total Asset-Backed Securities (Cost $44,080)	43,489

CORPORATE BONDS & NOTES - 8.9%
AUTOMOBILES & COMPONENTS - 0.0%
	American Axle & Manufacturing, Inc.
19,000	6.25%, 03/15/2021	20,282
6,000	7.75%, 11/15/2019	6,855

		27,137

BANKS - 0.6%
	Bank of America Corp.
39,000	2.60%, 01/15/2019	39,218
28,000	3.88%, 03/22/2017	29,908
44,000	4.10%, 07/24/2023	44,274

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
BANKS (continued)
	Bank of America Corp., MTN
107,000	2.00%, 01/11/2018	106,913
35,000	3.30%, 01/11/2023	33,183
33,000	SunTrust Banks, Inc. 2.35%, 11/01/2018	32,862
44,000	U.S. Bancorp 3.44%, 02/01/2016	45,919
	Wells Fargo & Co.
76,000	3.45%, 02/13/2023	71,991
41,000	5.38%, 11/02/2043	42,142

		446,410

CAPITAL GOODS - 0.5%
26,000	ABB Finance USA, Inc. 1.63%, 05/08/2017 (g)	25,969
22,000	Amsted Industries, Inc. 8.13%, 03/15/2018 (f)	23,238
25,000	Cargill, Inc. 6.00%, 11/27/2017 (f)	28,570
17,000	Case New Holland, Inc. 7.88%, 12/01/2017	20,145
27,000	DigitalGlobe, Inc. 5.25%, 02/01/2021 (f)	26,460
38,000	Eaton Corp. 1.50%, 11/02/2017 (f)	37,287
28,000	2.75%, 11/02/2022 (f)	26,171
12,000	Erickson Air-Crane, Inc. 8.25%, 05/01/2020 (f)(g)	12,480
8,000	JB Poindexter & Co., Inc. 9.00%, 04/01/2022 (f)	8,580
30,000	Kratos Defense & Security Solutions, Inc. 10.00%, 06/01/2017	32,512

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
CAPITAL GOODS (continued)
	Northrop Grumman Corp.
43,000	1.75%, 06/01/2018	41,993
29,000	4.75%, 06/01/2043	27,589
26,000	Rockwell Collins, Inc. 3.70%, 12/15/2023	25,721
43,000	Roper Industries, Inc. 2.05%, 10/01/2018	41,835
23,000	Textron, Inc. 6.20%, 03/15/2015	24,406

		402,956

COMMERCIAL & PROFESSIONAL SERVICES - 0.1%
	Catholic Health Initiatives
10,000	2.60%, 08/01/2018	10,044
14,000	2.95%, 11/01/2022	12,748
10,000	4.20%, 08/01/2023	9,831
9,000	4.35%, 11/01/2042	7,837
27,000	United Rentals North America, Inc. 5.75%, 07/15/2018	28,991

		69,451

CONSUMER DURABLES & APPAREL - 0.0%
27,000	RSI Home Products, Inc. 6.88%, 03/01/2018 (f)	28,417

CONSUMER SERVICES - 0.1%
33,000	Host Hotels & Resorts LP 3.75%, 10/15/2023	30,658
36,000	Vail Resorts, Inc. 6.50%, 05/01/2019	38,340
15,000	Wynn Las Vegas LLC 5.38%, 03/15/2022	15,225

		84,223

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
DIVERSIFIED FINANCIALS - 1.3%
62,000	American Honda Finance Corp. 2.13%, 10/10/2018	61,814
	Citigroup, Inc.
27,000	1.25%, 01/15/2016	27,103
78,000	1.75%, 05/01/2018	76,776
33,000	3.50%, 05/15/2023	30,809
45,000	5.00%, 09/15/2014	46,290
33,000	6.68%, 09/13/2043	38,103
	CNH Capital LLC
18,000	3.25%, 02/01/2017 (f)	18,405
16,000	3.88%, 11/01/2015	16,600
22,000	Goldman Sachs Capital I 6.35%, 02/15/2034 (g)	22,261
	Goldman Sachs Group, Inc. (The)
33,000	2.38%, 01/22/2018	33,157
47,000	2.90%, 07/19/2018	47,882
27,000	3.63%, 01/22/2023 (g)	26,195
28,000	6.75%, 10/01/2037	31,248
	Hyundai Capital America
26,000	1.63%, 10/02/2015 (f)	26,141
13,000	2.13%, 10/02/2017 (f)	12,923
	IntercontinentalExchange Group, Inc.
16,000	2.50%, 10/15/2018	16,136
33,000	4.00%, 10/15/2023	33,262
	Jefferies Group LLC
59,000	5.13%, 01/20/2023	59,784
10,000	6.50%, 01/20/2043	9,948

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
DIVERSIFIED FINANCIALS (continued)
	JPMorgan Chase & Co.
57,000	3.20%, 01/25/2023	54,142
14,000	3.38%, 05/01/2023	13,074
	Morgan Stanley
92,000	2.13%, 04/25/2018 (g)	91,300
19,000	4.75%, 03/22/2017	20,751
28,000	4.88%, 11/01/2022	28,714
32,000	5.00%, 11/24/2025	32,167
100,000	Morgan Stanley, MTN 5.55%, 04/27/2017	111,638
39,000	NYSE Euronext 2.00%, 10/05/2017	39,086

		1,025,709

ENERGY - 0.8%
31,000	Anadarko Petroleum Corp. 6.20%, 03/15/2040	34,406
32,000	Buckeye Partners LP 2.65%, 11/15/2018	31,566
16,000	Cameron International Corp. 4.00%, 12/15/2023	15,843
27,000	Chesapeake Energy Corp. 3.25%, 03/15/2016	27,338
	Denbury Resources, Inc.
27,000	6.38%, 08/15/2021 (g)	28,890
19,000	8.25%, 02/15/2020	21,019
29,000	Diamond Offshore Drilling, Inc. 4.88%, 11/01/2043	28,573
	Energy Transfer Partners LP
23,000	3.60%, 02/01/2023	21,339
22,000	6.50%, 02/01/2042	23,723

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
ENERGY (continued)
17,000	Enterprise Products Operating LLC 4.45%, 02/15/2043	15,074
16,000	Forest Oil Corp. 7.25%, 06/15/2019	15,660
33,000	Kerr-McGee Corp. 6.95%, 07/01/2024	38,408
	Kinder Morgan Energy Partners LP
16,000	2.65%, 02/01/2019	15,841
36,000	3.50%, 09/01/2023	33,121
72,000	4.15%, 02/01/2024	69,800
	Linn Energy LLC
31,000	7.00%, 11/01/2019 (f)(h)	31,465
25,000	8.63%, 04/15/2020	27,125
	Newfield Exploration Co.
10,000	5.63%, 07/01/2024	10,000
30,000	5.75%, 01/30/2022	31,050
14,000	Plains Exploration & Production Co. 6.50%, 11/15/2020	15,468
30,000	Range Resources Corp. 5.75%, 06/01/2021	31,950
27,000	Unit Corp. 6.63%, 05/15/2021	28,620
27,000	WPX Energy, Inc. 5.25%, 01/15/2017	28,958

		625,237

FOOD & STAPLES RETAILING - 0.3%
75,000	American Seafoods Group LLC 10.75%, 05/15/2016 (f)	78,000
	CVS Caremark Corp.
22,000	2.25%, 12/05/2018	22,019
16,000	5.30%, 12/05/2043	16,609

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
FOOD & STAPLES RETAILING (continued)
51,000	Ingles Markets, Inc. 5.75%, 06/15/2023 (f)(g)	50,235
	WM Wrigley Jr Co.
16,000	2.00%, 10/20/2017 (f)	15,970
33,000	2.90%, 10/21/2019 (f)	32,771

		215,604

FOOD, BEVERAGE & TOBACCO - 0.7%
	Altria Group, Inc.
14,000	2.95%, 05/02/2023	12,740
14,000	4.50%, 05/02/2043	12,418
22,000	5.38%, 01/31/2044	22,174
12,000	Anheuser-Busch InBev Finance, Inc. 2.63%, 01/17/2023	11,042
	Anheuser-Busch InBev Worldwide, Inc.
86,000	2.50%, 07/15/2022	79,698
19,000	5.38%, 11/15/2014	19,793
17,000	Archer-Daniels-Midland Co. 4.02%, 04/16/2043	14,511
13,000	Coca-Cola Co. (The) 3.30%, 09/01/2021	13,043
27,000	Constellation Brands, Inc. 7.25%, 09/01/2016	30,780
42,000	Diageo Investment Corp. 2.88%, 05/11/2022	40,109
	Kraft Foods Group, Inc.
17,000	1.63%, 06/04/2015	17,222
179,000	2.25%, 06/05/2017	181,400
25,000	5.00%, 06/04/2042	24,737
	Philip Morris International, Inc.
37,000	2.50%, 05/16/2016	38,420
14,000	4.13%, 03/04/2043	12,305

		530,392

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
GAMING & LEISURE - 0.0%
30,000	Hilton Worldwide Finance LLC 5.63%, 10/15/2021 (f)	31,181

HEALTHCARE EQUIPMENT & SERVICES - 0.4%
23,000	Ascension Health, Inc. 4.85%, 11/15/2053	22,354
16,000	Celgene Corp. 2.30%, 08/15/2018	15,930
	Cigna Corp.
27,000	2.75%, 11/15/2016	28,122
38,000	4.00%, 02/15/2022 (g)	38,744
30,000	DaVita HealthCare Partners, Inc. 6.38%, 11/01/2018	31,556
	Express Scripts Holding Co.
12,000	2.65%, 02/15/2017	12,377
66,000	3.13%, 05/15/2016	68,924
14,000	Fresenius Medical Care U.S. Finance, Inc. 5.75%, 02/15/2021 (f)	14,910
38,000	HCA, Inc. 6.50%, 02/15/2020	41,848
10,000	Memorial Sloan-Kettering Cancer Center 4.13%, 07/01/2052	8,262
50,000	Tenet Healthcare Corp. 4.75%, 06/01/2020	49,125
32,000	WellPoint, Inc. 5.10%, 01/15/2044	31,854

		364,006

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
HOUSEHOLD & PERSONAL PRODUCTS - 0.1%
50,000	Revlon Consumer Products Corp. 5.75%, 02/15/2021 (f)(h)	49,562

INSURANCE - 0.6%
18,000	Allstate Corp. (The) 5.75%, 08/15/2053 (b)	18,169
	American International Group, Inc.
33,000	3.38%, 08/15/2020	33,241
26,000	4.88%, 06/01/2022	27,994
39,000	Berkshire Hathaway Finance Corp. 2.90%, 10/15/2020	38,735
	Berkshire Hathaway, Inc.
28,000	1.55%, 02/09/2018	27,712
66,000	4.50%, 02/11/2043	61,252
21,000	CNA Financial Corp. 5.88%, 08/15/2020	23,974
100,000	Five Corners Funding Trust 4.42%, 11/15/2023 (f)	98,767
13,000	Genworth Holdings, Inc. 7.70%, 06/15/2020	15,518
29,000	ING U.S., Inc. 5.70%, 07/15/2043 (f)	30,410
31,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023 (f)	29,989
25,000	MetLife, Inc. 4.88%, 11/13/2043	24,631

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
INSURANCE (continued)
16,000	Nationwide Financial Services, Inc. 5.38%, 03/25/2021 (f)	17,206
	Prudential Financial, Inc.
4,000	5.20%, 03/15/2044 (b)	3,890
9,000	5.63%, 06/15/2043 (b)	8,865

		460,353

MATERIALS - 0.3%
	Ashland, Inc.
27,000	3.00%, 03/15/2016	27,675
26,000	3.88%, 04/15/2018	26,455
18,000	Eastman Chemical Co. 2.40%, 06/01/2017	18,208
	Freeport-McMoRan Copper & Gold, Inc.
27,000	2.38%, 03/15/2018 (f)	26,961
24,000	5.45%, 03/15/2043 (f)	23,051
15,000	Hexion U.S. Finance Corp. 6.63%, 04/15/2020	15,450
27,000	Huntsman International LLC 4.88%, 11/15/2020 (g)	26,730
16,000	Monsanto Co. 4.65%, 11/15/2043	15,670
	Mosaic Co. (The)
32,000	4.25%, 11/15/2023	31,666
16,000	5.45%, 11/15/2033	16,351

		228,217

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
MEDIA - 0.4%
	21st Century Fox America, Inc.
13,000	4.00%, 10/01/2023 (f)	12,874
8,000	5.40%, 10/01/2043 (f)	8,131
12,000	6.65%, 11/15/2037	14,052
27,000	Cequel Communications Holdings I LLC 5.13%, 12/15/2021 (f)	25,447
17,000	Comcast Corp. 4.50%, 01/15/2043	15,416
	COX Communications, Inc.
44,000	2.95%, 06/30/2023 (f)	38,527
9,000	3.25%, 12/15/2022 (f)	8,159
6,000	4.70%, 12/15/2042 (f)	5,057
	DIRECTV Holdings LLC
35,000	3.80%, 03/15/2022	33,681
19,000	5.15%, 03/15/2042	17,124
27,000	McClatchy Co. (The) 9.00%, 12/15/2022	29,835
24,000	Omnicom Group, Inc. 3.63%, 05/01/2022	23,283
21,000	Time Warner Cable, Inc. 5.88%, 11/15/2040	18,223
39,000	Time Warner, Inc. 5.35%, 12/15/2043	39,644
	Viacom, Inc.
34,000	2.50%, 12/15/2016	35,187
26,000	5.85%, 09/01/2043	27,430

		352,070

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.4%
	AbbVie, Inc.
25,000	1.75%, 11/06/2017	24,980
31,000	2.00%, 11/06/2018	30,701
16,000	2.90%, 11/06/2022	14,983
20,000	Agilent Technologies, Inc. 5.50%, 09/14/2015	21,571
	Merck & Co., Inc.
43,000	2.80%, 05/18/2023	39,889
17,000	4.15%, 05/18/2043	15,594
	Mylan, Inc.
11,000	5.40%, 11/29/2043	11,130
10,000	7.88%, 07/15/2020 (f)	11,320
31,000	Novartis Capital Corp. 2.40%, 09/21/2022	28,477
	Thermo Fisher Scientific, Inc.
22,000	2.40%, 02/01/2019	21,821
35,000	4.15%, 02/01/2024	34,738
27,000	Valeant Pharmaceuticals International 6.38%, 10/15/2020 (f)	28,586
24,000	Zoetis, Inc. 3.25%, 02/01/2023 (f)	22,500

		306,290

REAL ESTATE - 0.2%
	American Tower Corp.
33,000	3.40%, 02/15/2019	33,635
13,000	3.50%, 01/31/2023	11,875
70,000	Corporate Office Properties LP 3.60%, 05/15/2023	63,568
31,000	Realty Income Corp. 4.65%, 08/01/2023	31,279
23,000	Weingarten Realty Investors 4.45%, 01/15/2024	22,573

		162,930

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
RETAILING - 0.4%
	Amazon.com, Inc.
25,000	1.20%, 11/29/2017	24,501
25,000	2.50%, 11/29/2022	22,580
	Glencore Funding LLC
41,000	2.50%, 01/15/2019 (f)	39,747
49,000	4.13%, 05/30/2023 (f)	45,879
	Home Depot, Inc. (The)
50,000	2.25%, 09/10/2018 (g)	50,743
16,000	3.75%, 02/15/2024	15,959
16,000	4.88%, 02/15/2044	16,265
16,000	Lowe’s Cos., Inc. 5.00%, 09/15/2043	16,422
54,000	Tops Holding Corp. 8.88%, 12/15/2017 (f)	59,602
33,000	Wal-Mart Stores, Inc. 1.95%, 12/15/2018 (g)	32,920

		324,618

SOFTWARE & SERVICES - 0.3%
30,000	Autodesk, Inc. 1.95%, 12/15/2017	29,705
	eBay, Inc.
38,000	2.60%, 07/15/2022 (g)	35,015
16,000	4.00%, 07/15/2042	13,604
19,000	GXS Worldwide, Inc. 9.75%, 06/15/2015	19,665
56,000	Microsoft Corp. 2.38%, 05/01/2023 (g)	50,768
	Oracle Corp.
42,000	1.20%, 10/15/2017	41,368
22,000	3.63%, 07/15/2023	21,867

		211,992

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
TECHNOLOGY HARDWARE & EQUIPMENT - 0.1%
6,000	Brocade Communications Systems, Inc. 4.63%, 01/15/2023 (f)	5,580
29,000	EMC Corp. 1.88%, 06/01/2018 (g)	28,701
27,000	iGATE Corp. 9.00%, 05/01/2016 (g)	28,822
27,000	Viasystems, Inc. 7.88%, 05/01/2019 (f)(g)	29,329

		92,432

TELECOMMUNICATION SERVICES - 0.7%
	AT&T, Inc.
27,000	0.88%, 02/13/2015	27,064
64,000	2.38%, 11/27/2018	64,129
44,000	4.35%, 06/15/2045 (f)	37,397
22,000	Corning, Inc. 3.70%, 11/15/2023	21,711
32,000	Crown Castle Towers LLC 6.11%, 01/15/2040 (f)	35,928
33,000	Frontier Communications Corp. 7.13%, 03/15/2019	35,723
29,000	Hughes Satellite Systems Corp. 6.50%, 06/15/2019	31,538
46,000	MetroPCS Wireless, Inc. 6.25%, 04/01/2021 (f)	47,897
18,000	Sprint Corp. 7.25%, 09/15/2021 (f)	19,395

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
TELECOMMUNICATION SERVICES (continued)
21,000	T-Mobile USA, Inc. 5.25%, 09/01/2018 (f)(g)	22,181
12,000	tw telecom holdings, Inc. 6.38%, 09/01/2023 (f)	12,510
	Verizon Communications, Inc.
33,000	2.45%, 11/01/2022	29,270
48,000	4.50%, 09/15/2020	51,462
33,000	5.15%, 09/15/2023	35,500
23,000	6.55%, 09/15/2043	27,005
27,000	Windstream Corp. 6.38%, 08/01/2023	25,380

		524,090

TRANSPORTATION - 0.0%
33,000	Burlington Northern Santa Fe LLC 3.85%, 09/01/2023	32,525

UTILITIES - 0.6%
15,000	Arizona Public Service Co. 6.25%, 08/01/2016	16,840
24,000	Dominion Resources, Inc. 1.95%, 08/15/2016	24,413
44,000	DPL, Inc. 7.25%, 10/15/2021	44,770
	Duke Energy Corp.
27,000	1.63%, 08/15/2017 (g)	26,853
47,000	3.05%, 08/15/2022	44,726
34,000	Exelon Corp. 4.90%, 06/15/2015	35,859
18,000	Florida Power & Light Co. 4.13%, 02/01/2042	16,633
37,000	Great Plains Energy, Inc. 4.85%, 06/01/2021	39,045

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
UTILITIES (continued)
40,000	MidAmerican Energy Holdings Co. 6.13%, 04/01/2036	45,587
43,000	NextEra Energy Capital Holdings, Inc. 2.60%, 09/01/2015	44,160
29,000	Northeast Utilities 1.45%, 05/01/2018	28,117
14,000	Pacific Gas & Electric Co. 6.05%, 03/01/2034	16,086
17,000	PacifiCorp 6.25%, 10/15/2037	20,336
42,000	Public Service Electric & Gas Co., MTN 2.38%, 05/15/2023	37,843
40,000	Southern Co. (The) 2.45%, 09/01/2018	40,651

		481,919

	Total Corporate Bonds & Notes (Cost $7,084,543)	7,077,721

FOREIGN CORPORATE BONDS & NOTES - 4.0%
BANKS - 1.1%
200,000	Barclays Bank PLC 2.25%, 05/10/2017 (f)	206,360
40,000	Central American Bank for Economic Integration 5.38%, 09/24/2014 (f)	41,309
26,000	Corp. Andina de Fomento 4.38%, 06/15/2022	25,875

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
FOREIGN CORPORATE BONDS & NOTES (continued)
BANKS (continued)
125,000	European Investment Bank 0.88%, 12/15/2014 (g)	125,752
100,000	Industry & Construction Bank St. Petersburg OJSC Via Or-ICB for Industry 5.01%, 09/29/2015 (b)	102,625
	KFW
115,000	2.00%, 10/04/2022	105,529
15,000	4.50%, 07/16/2018	16,814
100,000	National Agricultural Cooperative Federation 4.25%, 01/28/2016 (f)	105,864
46,000	Royal Bank of Canada 1.20%, 09/19/2018	45,620
100,000	Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 05/29/2018 (f)	112,875

		888,623

CAPITAL GOODS - 0.1%
	Bombardier, Inc.
11,000	4.25%, 01/15/2016 (f)	11,550
61,000	7.75%, 03/15/2020 (f)	69,540
	Ingersoll-Rand Global Holding Co., Ltd.
15,000	2.88%, 01/15/2019 (f)	14,802
14,000	4.25%, 06/15/2023 (f)	13,700

		109,592

CONSUMER SERVICES - 0.0%
15,000	NCL Corp., Ltd. 5.00%, 02/15/2018 (f)	15,525

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
FOREIGN CORPORATE BONDS & NOTES (continued)
DIVERSIFIED FINANCIALS - 0.4%
38,000	Invesco Finance PLC 3.13%, 11/30/2022	35,228
24,000	Macquarie Group, Ltd. 3.00%, 12/03/2018 (f)	23,930
100,000	Power Sector Assets & Liabilities Management Corp. 7.39%, 12/02/2024 (f)	122,500
100,000	Sinochem Overseas Capital Co., Ltd. 4.50%, 11/12/2020 (f)	102,532
63,000	Woodside Finance, Ltd. 4.50%, 11/10/2014 (f)	64,963

		349,153

ENERGY - 1.1%
	BP Capital Markets PLC
42,000	1.38%, 05/10/2018	40,806
13,000	2.25%, 11/01/2016	13,462
57,000	2.50%, 11/06/2022	51,999
	Ecopetrol SA
13,000	7.38%, 09/18/2043	14,125
6,000	7.63%, 07/23/2019	7,140
100,000	Korea National Oil Corp. 2.88%, 11/09/2015 (f)	103,367
18,000	Nexen, Inc. 6.40%, 05/15/2037	20,555
16,000	Petrobras Global Finance BV 3.00%, 01/15/2019	15,013
	Petrobras International Finance Co.
43,000	3.50%, 02/06/2017	43,501
17,000	3.88%, 01/27/2016	17,586

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
FOREIGN CORPORATE BONDS & NOTES (continued)
ENERGY (continued)
	Petroleos Mexicanos
130,000	3.50%, 07/18/2018 (g)	133,738
40,000	3.50%, 01/30/2023	36,750
31,000	5.50%, 01/21/2021	33,480
41,000	Schlumberger Investment SA 2.40%, 08/01/2022 (f)	37,649
49,000	Shell International Finance BV 3.40%, 08/12/2023	47,855
	Statoil ASA
48,000	3.70%, 03/01/2024	47,756
16,000	4.80%, 11/08/2043	16,229
21,000	Talisman Energy, Inc. 6.25%, 02/01/2038	21,421
27,000	Total Capital Canada, Ltd. 1.45%, 01/15/2018 (g)	26,719
69,000	Total Capital International SA 1.55%, 06/28/2017	69,073
11,000	Transocean, Inc. 3.80%, 10/15/2022	10,445
	Weatherford International, Ltd.
48,000	4.50%, 04/15/2022	48,383
22,000	5.95%, 04/15/2042	22,117
7,000	6.75%, 09/15/2040	7,595

		886,764

FOOD, BEVERAGE & TOBACCO - 0.0%
6,000	Corp. Lindley SA 4.63%, 04/12/2023 (f)	5,550
28,000	Diageo Capital PLC 1.13%, 04/29/2018	27,023

		32,573

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
FOREIGN CORPORATE BONDS & NOTES (continued)
INSURANCE - 0.1%
	XLIT, Ltd.
32,000	2.30%, 12/15/2018	31,467
15,000	5.25%, 12/15/2043	15,157

		46,624

MATERIALS - 0.4%
	Agrium, Inc.
63,000	3.50%, 06/01/2023 (g)	58,802
43,000	4.90%, 06/01/2043	39,967
15,000	Barrick Gold Corp. 4.10%, 05/01/2023	13,584
	BHP Billiton Finance USA, Ltd.
16,000	2.05%, 09/30/2018 (g)	16,016
16,000	3.85%, 09/30/2023	16,102
16,000	5.00%, 09/30/2043	16,331
	Corp. Nacional del Cobre de Chile
16,000	4.25%, 07/17/2042 (f)(g)	12,876
6,000	5.63%, 09/21/2035 (f)	5,993
11,000	FMG Resources August 2006 Pty, Ltd. 7.00%, 11/01/2015 (f)(g)	11,433
18,000	Kinross Gold Corp. 6.88%, 09/01/2041	16,176
	LYB International Finance BV
16,000	4.00%, 07/15/2023	15,824
8,000	5.25%, 07/15/2043	8,072
21,000	Teck Resources, Ltd. 5.40%, 02/01/2043	19,222
25,000	Xstrata Finance Canada, Ltd. 2.70%, 10/25/2017 (f)(g)(h)	25,307

		275,705

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
FOREIGN CORPORATE BONDS & NOTES (continued)
MEDIA - 0.1%
27,000	Cogeco Cable, Inc. 4.88%, 05/01/2020 (f)	26,156
	Thomson Reuters Corp.
16,000	1.30%, 02/23/2017	15,942
13,000	5.65%, 11/23/2043	13,284

		55,382

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
28,000	Sanofi 1.25%, 04/10/2018	27,289

TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
11,000	Flextronics International, Ltd. 4.63%, 02/15/2020	10,780

TELECOMMUNICATION SERVICES - 0.5%
200,000	America Movil SAB de CV 2.38%, 09/08/2016	206,834
	Telefonica Emisiones SAU
150,000	3.19%, 04/27/2018	152,916
16,000	5.46%, 02/16/2021	16,922

		376,672

UTILITIES - 0.2%
20,000	AES Panama SA 6.35%, 12/21/2016 (f)	21,363
100,000	Majapahit Holding BV 7.25%, 06/28/2017 (f)	110,000

		131,363

	Total Foreign Corporate Bonds & Notes (Cost $3,210,926)	3,206,045

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
FOREIGN CORPORATE BONDS & NOTES (continued)
MUNICIPAL BONDS & NOTES - 0.2%
15,000	American Municipal Power, Inc. OH 6.27%, 02/15/2050	15,794
25,000	Denver City & County School District No 1, CO 4.24%, 12/15/2037	22,306
28,000	Municipal Electric Authority of Georgia 6.64%, 04/01/2057	29,460
10,000	New Jersey Transportation Trust Fund Authority 6.88%, 12/15/2039	10,796
35,000	Port Authority of New York & New Jersey 4.46%, 10/01/2062	29,851
20,000	South Carolina State Public Service Authority 6.45%, 01/01/2050	21,395
25,000	State of California 5.70%, 11/01/2021	28,063

	Total Municipal Bonds & Notes (Cost $162,721)	157,665

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
43,000	American Tower Trust I Series 13, Class 1A 1.55%, 03/15/2043 (f)	42,028
301	Collateralized Mortgage Obligation Trust Series 55, Class B 0.00%, 11/01/2018 (c)	301

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
55,000	Commercial Mortgage Trust Series 2007-GG9, Class AMFX 5.48%, 03/10/2039	58,190
20,367	Credit Suisse First Boston Mortgage Securities Corp. Series 2005-9, Class CB1 5.25%, 10/25/2035 (b)	—
10,000	GS Mortgage Securities Corp. II Series 2013-KYO, Class D 2.77%, 11/08/2029 (b)(f)	9,975
12,897	MASTR Alternative Loan Trust Series 2003-5, Class 15AX 5.00%, 08/25/2018 (a)	1,126
55,000	Morgan Stanley Capital I Trust Series 2005-T17, Class AJ 4.84%, 12/13/2041 (b)	56,413
82,310	Wells Fargo Mortgage-Backed Securities Trust Series 2006-3, Class B1 5.50%, 03/25/2036	654

	Total Non-Agency Collateralized Mortgage Obligations (Cost $270,031)	168,687

NON-AGENCY COLLATERALIZED MORTGAGE- BACKED SECURITIES - 1.8%
	Banc of America Commercial Mortgage Trust
55,000	Series 2007-1, Class AMFX 5.48%, 01/15/2049 (b)	57,599
10,000	Series 2006-4, Class AM 5.68%, 07/10/2046	10,920
20,000	Series 2008-1, Class A4 6.21%, 02/10/2051 (b)	22,851
	Banc of America Merrill Lynch Commercial Mortgage, Inc.
40,000	Series 2005-6, Class A4 5.18%, 09/10/2047 (b)	42,608
30,000	Series 2005-1, Class AJ 5.29%, 11/10/2042 (b)	31,483

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
NON-AGENCY COLLATERALIZED MORTGAGE- BACKED SECURITIES (continued)
	Bear Stearns Commercial Mortgage Securities Trust
33,176	Series 2005-T18, Class A4 4.93%, 02/13/2042 (b)	34,386
60	Series 2006-PW11, Class A2 5.39%, 03/11/2039 (b)	60
40,000	Series 2006-T22, Class AM 5.58%, 04/12/2038 (b)	43,389
25,000	Series 2006-T22, Class AJ 5.58%, 04/12/2038 (b)	26,952
25,000	Series 2007-PW17, Class AM 5.89%, 06/11/2050 (b)	28,212
30,000	Series 2007-PW18, Class AMA 6.09%, 06/11/2050 (b)	33,840
	Commercial Mortgage Pass-Through Certificates
20,000	Series 2005-LP5, Class A4 4.98%, 05/10/2043 (b)	20,857
10,000	Series 2006-C5, Class AM 5.34%, 12/15/2039	10,698
40,000	Series 2006-C8, Class AM 5.35%, 12/10/2046	43,761
50,000	Commercial Mortgage Trust Series 2007-GG9, Class AM 5.48%, 03/10/2039	53,336
55,000	Credit Suisse Commercial Mortgage Trust Series Series 2006-C1, Class AJ 5.47%, 02/15/2039 (b)	58,502
	GS Mortgage Securities Trust
30,000	Series 2011-GC5, Class A2 3.00%, 08/10/2044	31,226
10,000	Series 2011-GC5, Class B 5.31%, 08/10/2044 (b)(f)	10,902
50,000	Series 2006-GG8, Class AM 5.59%, 11/10/2039	54,878

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
NON-AGENCY COLLATERALIZED MORTGAGE- BACKED SECURITIES (continued)
29,652	JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-CB11, Class A4 5.34%, 08/12/2037 (b)	30,849
	JP Morgan Chase Commercial Mortgage Securities Trust
20,000	Series 2012-CBX, Class AS 4.27%, 06/15/2045	20,621
60,000	Series 2007-CB18, Class A4 5.44%, 06/12/2047	66,028
50,000	Series 2007-LD11, Class A4 5.81%, 06/15/2049 (b)	55,710
15,000	JPMBB Commercial Mortgage Securities Trust Series 2013-C12, Class AS 4.03%, 07/15/2045 (b)	15,075
20,000	JPMCC Commercial Mortgage Pass-Through Certificates Series 2005-LDP1, Class A4 5.04%, 03/15/2046 (b)	20,639
30,000	LB Commercial Mortgage Trust Series 2007-C3, Class AM 5.88%, 07/15/2044 (b)	33,369
	LB-UBS Commercial Mortgage Trust
343,118	Series 2004-C8, Class XCL 0.80%, 12/15/2039 (a)(b)(f)	1,492
29,833	Series 2005-C5, Class A4 4.95%, 09/15/2030	31,184
40,000	Series 2006-C1, Class A4 5.16%, 02/15/2031	42,756
9,873	Series 2006-C4, Class A4 5.86%, 06/15/2038 (b)	10,751
35,000	Series 2007-C6, Class AM 6.11%, 07/15/2040 (b)	38,470

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
NON-AGENCY COLLATERALIZED MORTGAGE- BACKED SECURITIES (continued)
55,000	ML-CFC Commercial Mortgage Trust Series 2006-3, Class AM 5.46%, 07/12/2046 (b)	59,755
	Morgan Stanley Bank of America Merrill Lynch Trust
30,000	Series 2013-C10, Class AS 4.08%, 07/15/2046 (b)	30,106
20,000	Series 2013-C8, Class D 4.17%, 12/15/2048 (b)(f)	17,007
	Morgan Stanley Capital I Trust
20,000	Series 2006-T21, Class A4 5.16%, 10/12/2052 (b)	21,335
25,000	Series 2006-T21, Class AJ 5.27%, 10/12/2052 (b)	26,697
20,000	Series 2006-IQ11, Class B 5.67%, 10/15/2042 (b)	18,534
20,000	Series 2006-T23, Class A4 5.81%, 08/12/2041 (b)	22,012
30,000	Series 2007-IQ16, Class AMA 6.09%, 12/12/2049 (b)	33,733
	Wachovia Bank Commercial Mortgage Trust
30,000	Series 2006-C29, Class AM 5.34%, 11/15/2048	32,944
40,000	Series 2006-C23, Class AM 5.47%, 01/15/2045 (b)	43,136
50,000	Series 2006-C28, Class AM 5.60%, 10/15/2048 (b)	53,776
	WF-RBS Commercial Mortgage Trust
20,000	Series 2013-C17, Class AS 4.26%, 12/15/2046	20,229
12,000	Series 2013-C15, Class D 4.49%, 08/15/2046 (b)(f)	10,258

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
NON-AGENCY COLLATERALIZED MORTGAGE- BACKED SECURITIES (continued)
WF-RBS Commercial Mortgage Trust (continued)
20,000	Series 2013-C16, Class D 4.99%, 09/15/2046 (b)(f)	17,817
25,000	Series 2011-C4, Class D 5.25%, 06/15/2044 (b)(f)	25,512

	Total Non-Agency Collateralized Mortgage-Backed Securities (Cost $1,415,974)	1,416,255

SOVEREIGN BONDS - 0.5%
10,000	Chile Government International Bond 3.63%, 10/30/2042	7,905
22,000	El Salvador Government International Bond 7.65%, 06/15/2035 (f)	21,538
	Hungary Government International Bond
10,000	4.13%, 02/19/2018	10,160
12,000	6.25%, 01/29/2020	13,005
6,000	Mexico Government International Bond 5.75%, 10/12/2110	5,580
42,000	Mexico Government International Bond, MTN 4.75%, 03/08/2044	38,063
	Panama Government International Bond
8,000	4.30%, 04/29/2053	6,100
6,000	6.70%, 01/26/2036	6,735
11,000	Peruvian Government International Bond 6.55%, 03/14/2037 (g)	12,705
	Poland Government International Bond
16,000	3.00%, 03/17/2023 (g)	14,608
37,000	5.00%, 03/23/2022	39,636

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
NON-AGENCY COLLATERALIZED MORTGAGE- BACKED SECURITIES (continued)
SOVEREIGN BONDS (continued)
	Romanian Government International Bond
8,000	4.38%, 08/22/2023 (f)	7,760
12,000	6.75%, 02/07/2022 (f)	13,665
4,257	Russian Foreign Bond - Eurobond 7.50%, 03/31/2030 (h)	4,969
100,000	Sri Lanka Government International Bond 6.25%, 10/04/2020 (f)	99,500
60,000	Turkey Government International Bond 6.88%, 03/17/2036	59,085
10,693	Uruguay Government International Bond 6.88%, 09/28/2025	12,270

	Total Sovereign Bonds (Cost $386,625)	373,284

U.S. GOVERNMENT AGENCIES - 0.2%
155,000	Federal Home Loan Mortgage Corp. 2.38%, 01/13/2022	148,443

	Total U.S. Government Agencies (Cost $159,949)	148,443

U.S. TREASURIES - 5.0%
	U.S. Treasury Bonds
549,100	3.63%, 08/15/2043	518,685
1,646,900	4.50%, 02/15/2036	1,833,206
425,000	5.38%, 02/15/2031	521,024
	U.S. Treasury Notes
333,900	0.25%, 10/31/2015	333,450
410,300	1.25%, 10/31/2018	402,302
412,400	2.50%, 08/15/2023	396,081

	Total U.S. Treasuries (Cost $4,298,124)	4,004,748

	Total Bonds & Notes (Cost $24,285,193)	23,866,412

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Shares		Value ($)
Domestic Equity - 31.6%
COMMON STOCKS - 31.6%
AUTOMOBILES & COMPONENTS - 0.5%
15,655	Ford Motor Co.	241,557
1,962	TRW Automotive Holdings Corp. (i)	145,953

		387,510

BANKS - 0.8%
17,438	Regions Financial Corp.	172,462
10,363	Wells Fargo & Co.	470,480

		642,942

CAPITAL GOODS - 1.1%
1,235	Boeing Co. (The) (g)	168,565
233	Cummins, Inc.	32,846
3,444	Dover Corp. (g)	332,484
291	General Dynamics Corp.	27,805
3,786	Honeywell International, Inc.	345,927

		907,627

CONSUMER SERVICES - 0.4%
2,952	Las Vegas Sands Corp. (g)	232,824
892	McDonald’s Corp.	86,551

		319,375

DIVERSIFIED FINANCIALS - 3.3%
2,714	American Express Co.	246,241
3,040	Ameriprise Financial, Inc.	349,752
4,264	Charles Schwab Corp. (The) (g)	110,864
7,369	Citigroup, Inc.	383,999
6,213	CME Group, Inc. (g)	487,472

Shares		Value ($)
Domestic Equity (continued)
COMMON STOCKS (continued)
DIVERSIFIED FINANCIALS (continued)
1,082	Goldman Sachs Group, Inc. (The)	191,795
6,959	JPMorgan Chase & Co.	406,962
1,574	McGraw Hill Financial, Inc. (g)	123,087
4,461	State Street Corp.	327,393

		2,627,565

ENERGY - 2.5%
2,500	Anadarko Petroleum Corp.	198,300
2,398	Cameron International Corp. (g)(i)	142,753
3,394	Chevron Corp. (g)	423,945
2,706	Exxon Mobil Corp. (g)	273,847
4,403	Halliburton Co.	223,452
2,107	Hess Corp.	174,881
7,271	Marathon Oil Corp.	256,666
3,189	Occidental Petroleum Corp.	303,274

		1,997,118

FOOD & STAPLES RETAILING - 0.3%
3,589	CVS Caremark Corp.	256,865

FOOD, BEVERAGE & TOBACCO - 2.0%
1,214	Altria Group, Inc. (g)	46,606
6,010	Archer-Daniels-Midland Co.	260,834
3,488	Coca-Cola Enterprises, Inc.	153,925
825	Kraft Foods Group, Inc. (g)	44,484
5,867	Mondelez International, Inc., Class A (g)	207,105
8,997	PepsiCo, Inc.	746,211
1,344	Philip Morris International, Inc. (g)	117,103

		1,576,268

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Shares		Value ($)
Domestic Equity (continued)
COMMON STOCKS (continued)
HEALTHCARE EQUIPMENT & SERVICES - 1.6%
3,936	Abbott Laboratories	150,867
2,412	Cardinal Health, Inc.	161,146
3,772	DENTSPLY International, Inc. (g)	182,866
7,732	Express Scripts Holding Co. (g)(i)	543,096
218	Medtronic, Inc.	12,511
872	Stryker Corp. (g)	65,522
2,410	UnitedHealth Group, Inc.	181,473

		1,297,481

HOUSEHOLD & PERSONAL PRODUCTS - 0.4%
1,350	Clorox Co. (The) (g)	125,226
727	Energizer Holdings, Inc. (g)	78,690
1,012	Kimberly-Clark Corp. (g)	105,714

		309,630

INSURANCE - 1.0%
4,767	American International Group, Inc.	243,355
6,743	Hartford Financial Services Group, Inc.	244,299
1,699	MetLife, Inc. (g)	91,610
2,037	Prudential Financial, Inc.	187,852

		767,116

MATERIALS - 0.8%
3,444	Monsanto Co. (g)	401,398
437	PPG Industries, Inc.	82,882
680	Praxair, Inc. (g)	88,420
291	Rockwood Holdings, Inc. (g)	20,929

		593,629

Shares		Value ($)
Domestic Equity (continued)
COMMON STOCKS (continued)
MEDIA - 1.8%
1,453	CBS Corp., Class B	92,614
5,813	Comcast Corp., Class A	302,072
5,510	Comcast Corp., Special Class A (g)	274,839
2,526	Discovery Communications, Inc., Class C (i)	211,830
4,651	Interpublic Group of Cos., Inc. (The)	82,323
4,969	Time Warner, Inc.	346,439
1,737	Walt Disney Co. (The)	132,707

		1,442,824

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.6%
320	Actavis PLC (i)	53,760
918	Alexion Pharmaceuticals, Inc. (i)	122,149
4,179	Amgen, Inc. (g)	477,075
1,748	Bristol-Myers Squibb Co. (g)	92,906
6,133	Gilead Sciences, Inc. (g)(i)	460,895
6,256	Johnson & Johnson (g)	572,987
8,681	Merck & Co., Inc.	434,484
1,889	PerkinElmer, Inc. (g)	77,883
18,133	Pfizer, Inc. (g)	555,414

		2,847,553

REAL ESTATE - 0.8%
6,224	American Tower Corp., REIT (g)	496,800
1,214	HCP, Inc., REIT	44,092
867	Rayonier, Inc., REIT	36,501
446	Simon Property Group, Inc., REIT	67,863

		645,256

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Shares		Value ($)
Domestic Equity (continued)
COMMON STOCKS (continued)
RETAILING - 2.0%
459	Amazon.com, Inc. (g)(i)	183,045
421	AutoZone, Inc. (g)(i)	201,213
5,084	Dick’s Sporting Goods, Inc. (g)	295,380
2,470	Dollar General Corp. (g)(i)	148,990
1,092	Home Depot, Inc. (The)	89,915
9,345	Lowe’s Cos., Inc.	463,045
2,180	Macy’s, Inc.	116,412
936	Wal-Mart Stores, Inc. (g)	73,654

		1,571,654

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.5%
1,802	Analog Devices, Inc. (g)	91,776
3,924	Applied Materials, Inc. (g)	69,416
3,593	Intel Corp. (g)	93,274
2,428	Microchip Technology, Inc. (g)	108,653
1,262	Texas Instruments, Inc. (g)	55,414

		418,533

SOFTWARE & SERVICES - 2.4%
6,067	eBay, Inc. (i)	333,018
471	Google, Inc., Class A (i)	527,854
631	International Business Machines Corp.	118,357
3,214	Intuit, Inc. (g)	245,292
2,542	Microsoft Corp.	95,147
4,214	Oracle Corp.	161,228
1,214	Paychex, Inc. (g)	55,273
1,476	Visa, Inc., Class A (g)	328,676

		1,864,845

Shares		Value ($)
Domestic Equity (continued)
COMMON STOCKS (continued)
TECHNOLOGY HARDWARE & EQUIPMENT - 3.6%
1,333	Apple, Inc.	747,959
17,646	Cisco Systems, Inc.	396,153
26,226	EMC Corp. (g)	659,584
4,613	Hewlett-Packard Co.	129,072
12,521	QUALCOMM, Inc.	929,684

		2,862,452

TELECOMMUNICATION SERVICES - 0.6%
3,690	AT&T, Inc. (g)	129,740
7,050	Verizon Communications, Inc. (g)	346,437

		476,177

TRANSPORTATION - 0.9%
8,390	CSX Corp.	241,380
2,733	Delta Air Lines, Inc. (g)	75,076
3,596	United Parcel Service, Inc., Class B	377,868

		694,324

UTILITIES - 0.7%
6,540	AES Corp.	94,895
1,060	American Water Works Co., Inc.	44,796
2,906	Calpine Corp. (g)(i)	56,696
3,496	CMS Energy Corp. (g)	93,588
1,651	Dominion Resources, Inc. (g)	106,803
1,308	NextEra Energy, Inc. (g)	111,991
2,471	NRG Energy, Inc. (g)	70,967

		579,736

	Total Common Stocks (Cost $19,166,673)	25,086,480

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Shares		Value ($)
Domestic Equity (continued)
PREFERRED STOCKS - 0.0%
BANKS - 0.0%
1,262	Wells Fargo & Co.	29,446

	Total Preferred Stocks (Cost $31,550)	29,446

	Total Domestic Equity (Cost $19,198,223)	25,115,926

Foreign Equity - 24.7%
COMMON STOCKS - 24.3%
AUTOMOBILES & COMPONENTS - 0.9%
3,700	Bridgestone Corp. (g)	140,107
20,000	Mazda Motor Corp. (i)	103,516
8,106	Toyota Motor Corp.	495,129

		738,752

BANKS - 2.4%
68,934	Barclays PLC	310,490
5,268	BNP Paribas SA	411,225
32,914	HSBC Holdings PLC	361,099
5,338	ICICI Bank, Ltd., ADR (g)	198,413
39,449	Intesa Sanpaolo SpA	97,520
40,100	Mitsubishi UFJ Financial Group, Inc.	264,777
4,500	Sumitomo Mitsui Financial Group, Inc.	232,054

		1,875,578

CAPITAL GOODS - 2.4%
4,214	ABB, Ltd. (i)	111,255
3,398	Assa Abloy AB, Class B	179,778
2,983	Eaton Corp. PLC	227,066
3,034	European Aeronautic Defence and Space Co. NV	233,325
1,200	FANUC Corp.	219,780
1,999	JGC Corp.	78,454

Shares		Value ($)
Foreign Equity (continued)
PREFERRED STOCKS (continued)
CAPITAL GOODS (continued)
6,000	Kubota Corp. (g)	99,272
3,257	Larsen & Toubro, Ltd., GDR	58,463
6,000	Mitsubishi Heavy Industries, Ltd.	37,163
5,558	Safran SA	386,838
1,895	Schneider Electric SA	165,551
2,134	Vallourec SA	116,445

		1,913,390

COMMERCIAL & PROFESSIONAL SERVICES - 0.5%
1,392	Aggreko PLC	39,401
4,238	Brambles, Ltd.	34,693
8,810	Capita PLC	151,460
6,438	Experian PLC	118,785
727	Nielsen Holdings NV	33,362

		377,701

CONSUMER DURABLES & APPAREL - 0.5%
2,568	Luxottica Group SpA (g)	137,827
4,247	Persimmon PLC (i)	87,152
265	Swatch Group AG (The)	175,654

		400,633

DIVERSIFIED FINANCIALS - 0.6%
3,149	Deutsche Bank AG	150,460
8,489	Invesco, Ltd. (g)	309,000

		459,460

ENERGY - 2.0%
6,665	Cameco Corp. (g)	138,256
3,824	Cenovus Energy, Inc. (g)	109,411
96	Royal Dutch Shell PLC, Class A	3,439

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Shares		Value ($)
Foreign Equity (continued)
COMMON STOCKS (continued)
ENERGY (continued)
7,937	Schlumberger, Ltd.	715,203
10,230	Subsea 7 SA	195,769
2,084	Technip SA	200,613
3,381	Total SA	207,459

		1,570,150

FOOD, BEVERAGE & TOBACCO - 0.9%
1,441	Anheuser-Busch InBev NV	153,409
8,733	Diageo PLC	289,280
592	Diageo PLC, ADR	78,393
2,829	Nestle SA	207,718

		728,800

HEALTHCARE EQUIPMENT & SERVICES - 1.0%
1,404	Cie Generale d’Optique Essilor International SA	149,509
6,930	Covidien PLC (g)	471,933
1,169	Fresenius SE & Co. KGaA	179,768

		801,210

HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
5,125	Svenska Cellulosa AB, Class B	157,997
5,700	Unicharm Corp.	325,389

		483,386

INSURANCE - 2.2%
2,903	ACE, Ltd.	300,547
75,659	AIA Group, Ltd.	379,576
8,700	AXA SA	242,281
18,984	ING Groep NV (i)	264,206
9,682	Prudential PLC	214,880
9,200	Tokio Marine Holdings, Inc.	307,673

		1,709,163

Shares		Value ($)
Foreign Equity (continued)
COMMON STOCKS (continued)
MATERIALS - 1.8%
6,489	BHP Billiton PLC	200,869
60	Givaudan SA (i)	85,950
2,869	HeidelbergCement AG	218,027
1,630	Linde AG	341,513
4,703	LyondellBasell Industries NV, Class A	377,557
2,123	Rio Tinto PLC	119,885
218	Syngenta AG	87,068

		1,430,869

MEDIA - 0.6%
4,101	Liberty Global PLC, Series C (i)	345,797
7,288	WPP PLC	166,576

		512,373

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.2%
1,481	Astellas Pharma, Inc.	87,785
1,979	Bayer AG	278,014
2,103	CSL, Ltd.	129,745
13,044	GlaxoSmithKline PLC	348,150
3,517	GlaxoSmithKline PLC ADR (g)	187,773
1	Mallinckrodt PLC (g)(i)	52
1,117	Novartis AG, ADR	89,784
1,288	Roche Holding AG	360,903
2,587	Sanofi	274,914

		1,757,120

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Shares		Value ($)
Foreign Equity (continued)
COMMON STOCKS (continued)
REAL ESTATE - 0.7%
1,983	Brookfield Asset Management, Inc., Class A	76,931
7,000	Mitsubishi Estate Co., Ltd.	209,457
8,330	Mitsui Fudosan Co., Ltd.	299,977

		586,365

RETAILING - 0.6%
278	Fast Retailing Co., Ltd.	114,792
17,611	Kingfisher PLC	112,210
18,700	Rakuten, Inc. (g)	278,263

		505,265

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
1,705	ASML Holding NV	159,853
136	Samsung Electronics Co., Ltd.	176,806
12,779	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	222,866

		559,525

SOFTWARE & SERVICES - 1.4%
3,976	Baidu, Inc., ADR (i)	707,251
1,304	Cap Gemini SA	88,279
3,567	SAP AG	306,263

		1,101,793

TECHNOLOGY HARDWARE & EQUIPMENT - 0.9%
4,279	Hexagon AB, Class B	135,447
2,800	Murata Manufacturing Co., Ltd.	248,818
27,584	Telefonaktiebolaget LM Ericsson, Class B	337,144

		721,409

Shares		Value ($)
Foreign Equity (continued)
COMMON STOCKS (continued)
TELECOMMUNICATION SERVICES - 0.9%
4,400	Softbank Corp.	385,139
78,564	Vodafone Group PLC	308,388

		693,527

TRANSPORTATION - 0.3%
1,400	East Japan Railway Co.	111,622
23,252	International Consolidated Airlines Group SA (i)	154,583

		266,205

UTILITIES - 0.2%
11,486	National Grid PLC	149,906

	Total Common Stocks (Cost $15,179,307)	19,342,580

PREFERRED STOCKS - 0.4%
AUTOMOBILES & COMPONENTS - 0.4%
1,226	Volkswagen AG	344,884

	Total Preferred Stocks (Cost $246,521)	344,884

	Total Foreign Equity (Cost $15,425,828)	19,687,464

Exchange-Traded Funds - 3.7%
2,839	Financial Select Sector SPDR Fund, ETF (g)	62,060
4,860	Industrial Select Sector SPDR Fund, ETF (g)	253,984
62,683	Vanguard FTSE Emerging Markets, ETF (g)	2,578,779

	Total Exchange-Traded Funds (Cost $2,795,761)	2,894,823

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

Shares		Value ($)
Investment Companies (j) - 19.3%
15,365,687	State Street Navigator Prime Securities Lending Portfolio	15,365,687

	Total Investment Companies (Cost $15,365,687)	15,365,687

Total Investments - 109.4% (Cost $77,070,692)		86,930,312

Other Assets & Liabilities, Net - (9.4)%		(7,485,979)

Net Assets - 100.0%		79,444,333

(a)	Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(b)	Variable or floating rate security. The interest rate shown reflects the rate in effect December 31, 2013.
(c)	Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(d)	Securities are grouped by coupon and represent a range of maturities.
(e)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.
(f)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2013, these securities amounted to $2,837,645 or 3.6% of net assets.
(g)	Securities (or a portion of securities) on loan. As of December 31, 2013, the market value of securities loaned was $15,423,247. The loaned securities were secured with cash and securities collateral of $15,760,461. Collateral is calculated based on prior day’s prices.
(h)	Step coupon bond. The interest rate shown reflects the rate in effect December 31, 2013 and will reset at a future date.
(i)	Non-income producing security.
(j)	Represents investments of cash collateral received in connection with securities lending.

Glossary:
ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MTN	Medium-Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SPDR	Standard & Poor’s Depositary Receipt
STRIPS	Separate Trading of Registered Interest and Principal of Security

The Fund had the following futures contracts, brokered by Royal Bank of Scotland, for which $384,000 was pledged as collateral, open at December 31, 2013:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Long Futures:
2 Yr. U.S. Treasury Notes	March 2014	10	$2,198,125	$(4,006)
5 Yr. U.S. Treasury Notes	March 2014	18	2,147,625	(23,118)
Euro STOXX 50 Index	March 2014	3	128,480	6,769
FTSE 100 Index	March 2014	3	332,782	12,437
S&P 500 Emini Index	March 2014	4	368,220	12,149
S&P MidCap 400 Emini Index	March 2014	17	2,276,980	71,777
TOPIX Index	March 2014	2	247,847	11,260

				87,268

Short Futures:
10 Yr. U.S. Treasury Notes	March 2014	4	492,187	8,444
Ultra Long U.S. Treasury Bonds	March 2014	7	953,750	18,125
U.S. Long Treasury Bonds	March 2014	15	1,924,688	36,248

				62,817

				$150,085

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Total Return Fund

The Fund invested in the following countries as of December 31, 2013:

Country	Percentage (based on Total Investments)
United States	73.2%
Japan	4.7%
United Kingdom	4.2%
France	2.7%
Germany	2.2%
Switzerland	1.6%
Netherlands	1.5%
Other (each less than 1.46%)	9.9%

100.0%

Industry	Domestic	Foreign	Percentage (based on Total Investments)
Energy	3.0%	2.8%	5.8%
Pharmaceuticals, Biotechnology & Life Sciences	3.6%	2.1%	5.7%
Diversified Financials	4.2%	0.9%	5.1%
Banks	1.3%	3.2%	4.5%
Technology Hardware & Equipment	3.4%	0.8%	4.2%
Capital Goods	1.5%	2.3%	3.8%
Software & Services	2.4%	1.3%	3.7%
Insurance	1.4%	2.0%	3.4%
Food, Beverage & Tobacco	2.4%	0.9%	3.3%
Materials	0.9%	2.0%	2.9%
Healthcare Equipment & Services	1.9%	0.9%	2.8%
Retailing	2.2%	0.6%	2.8%
Media	2.1%	0.7%	2.8%
Telecommunication Services	1.2%	1.2%	2.4%
Automobiles & Components	0.5%	1.2%	1.7%
Real Estate	0.9%	0.7%	1.6%
Utilities	1.2%	0.4%	1.6%
Transportation	0.8%	0.3%	1.1%
Semiconductors & Semiconductor Equipment	0.5%	0.6%	1.1%
Household & Personal Products	0.4%	0.6%	1.0%
Other (each less than 1.0%)	1.2%	0.9%	2.1%

			63.4%

Sector
Agency Mortgage-Backed Securities	8.2%	0.0%	8.2%
U.S. Treasuries	4.6%	0.0%	4.6%
Non-Agency Collateralized Mortgage-Backed Securities	1.6%	0.0%	1.6%
Other (each less than 1.0%)			1.2%

			15.6%

Investment Companies	17.7%	0.0%	17.7%
Exchange-Traded Funds	3.3%	0.0%	3.3%

			21.0%

			100.0%

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2013	Highland Tax-Exempt Fund

Principal Amount ($)		Value ($)
Municipal Bonds & Notes - 97.2%
ALASKA - 1.7%
500,000	Alaska Housing Finance Corp. 5.00%, 12/01/2027	539,810

CALIFORNIA - 9.7%
1,000,000	California State Department of Water Resources 5.00%, 12/01/2021	1,190,090
1,160,000	Los Angeles, CA Harbor Department 5.00%, 08/01/2026	1,268,820
28,000	Sacramento, CA Municipal Utility District 6.80%, 10/01/2019	33,049
500,000	State of California 5.25%, 04/01/2035	527,320

		3,019,279

COLORADO - 2.6%
230,000	Metro Wastewater Reclamation District, CO 5.00%, 04/01/2027	255,707
500,000	Regional Transportation District, CO 5.00%, 11/01/2027	549,295

		805,002

CONNECTICUT - 8.2%
500,000	South Central Connecticut Regional Water Authority Insured: GO OF AUTH 5.00%, 08/01/2033	525,585
500,000	State of Connecticut 5.00%, 01/01/2022	578,280
250,000	State of Connecticut, Special Tax 5.00%, 10/01/2028	274,210
1,000,000	Town of Fairfield, CT 5.00%, 01/01/2021	1,176,350

		2,554,425

Principal Amount ($)		Value ($)
Municipal Bonds & Notes (continued)
DISTRICT OF COLUMBIA - 3.3%
	District of Columbia
500,000	5.00%, 04/01/2030 (a)	560,445
500,000	5.00%, 10/01/2030	463,030

		1,023,475

FLORIDA - 1.2%
30,000	City of Gainesville, FL Utilities System 8.13%, 10/01/2014	31,736
250,000	City of Tampa, FL 5.00%, 10/01/2027	275,565
50,000	State of Florida 10.00%, 07/01/2014	52,354

		359,655

GEORGIA - 7.4%
500,000	City of Atlanta, GA Water & Wastewater Insured: AGM 5.75%, 11/01/2030	585,480
1,000,000	Municipal Electric Authority of Georgia 5.25%, 01/01/2019	1,162,270
500,000	State of Georgia 4.50%, 01/01/2029	537,910

		2,285,660

HAWAII - 4.1%
1,135,000	State of Hawaii Airports System 5.25%, 07/01/2024	1,278,805

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Tax-Exempt Fund

Principal Amount ($)		Value ($)
Municipal Bonds & Notes (continued)
INDIANA - 2.6%
500,000	Indiana Municipal Power Agency 5.50%, 01/01/2027	554,800
240,000	Indiana Toll Road Commission 9.00%, 01/01/2015	250,303

		805,103

KENTUCKY - 1.7%
500,000	Kentucky State Property & Building Commission Insured: AGC 5.25%, 02/01/2027	536,465

MAINE - 1.8%
500,000	Maine Health & Higher Educational Facilities Authority Insured: ST RES FD GTY 5.25%, 07/01/2021	560,230

MARYLAND - 1.9%
500,000	State of Maryland 5.00%, 11/01/2018	588,085

MICHIGAN - 1.7%
500,000	Lansing Board of Water & Light, MI 5.00%, 07/01/2037	510,955

MINNESOTA - 2.0%
500,000	St Paul Port Authority 5.00%, 12/01/2022	573,820
55,000	Western Minnesota Municipal Power Agency 6.63%, 01/01/2016	58,205

		632,025

Principal Amount ($)		Value ($)
Municipal Bonds & Notes (continued)
MISSISSIPPI - 1.7%
500,000	State of Mississippi 5.50%, 09/01/2014	517,395

MISSOURI - 7.3%
1,500,000	Missouri Highway & Transportation Commission 5.00%, 05/01/2021	1,742,640
500,000	Missouri Joint Municipal Electric Utility Commission 5.75%, 01/01/2029	517,315

		2,259,955

NEW JERSEY - 1.0%
100,000	Atlantic County Improvement Authority Insured: NATL-RE 7.40%, 07/01/2016	106,890
	New Jersey State Turnpike Authority
20,000	Insured: AMBAC-TCRS 6.50%, 01/01/2016	22,390
20,000	Insured: AMBAC-TCRS 6.50%, 01/01/2016	22,301
15,000	Insured: AMBAC-TCRS 6.50%, 01/01/2016	16,808
120,000	Insured: AMBAC-TCRS-BNY 6.50%, 01/01/2016	124,513

		292,902

NEW MEXICO - 1.9%
500,000	New Mexico Finance Authority 5.00%, 06/15/2018	580,910

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Tax-Exempt Fund

Principal Amount ($)		Value ($)
Municipal Bonds & Notes (continued)
NEW YORK - 14.2%
500,000	Brooklyn Arena Local Development Corp., NY 6.00%, 07/15/2030	524,930
500,000	New York City, NY Municipal Water Finance Authority 5.00%, 06/15/2034	527,310
	New York State Dormitory Authority
500,000	6.50%, 12/01/2021	515,790
255,000	7.38%, 07/01/2016	272,623
750,000	New York State Thruway Authority 5.00%, 05/01/2019	861,353
1,000,000	New York State Urban Development Corp. 5.50%, 01/01/2019	1,178,830
500,000	Westchester County Healthcare Corp., NY 5.00%, 11/01/2030	505,770

		4,386,606

NORTH CAROLINA - 3.6%
500,000	City of Charlotte, NC 5.00%, 06/01/2023	569,480
500,000	North Carolina Turnpike Authority 5.00%, 07/01/2029	540,805

		1,110,285

OHIO - 1.6%
500,000	City of Cleveland OH Airport System 5.00%, 01/01/2031	495,480

Principal Amount ($)		Value ($)
Municipal Bonds & Notes (continued)
PENNSYLVANIA - 4.5%
250,000	City of Philadelphia, PA Gas Works Insured: NATL-RE 7.00%, 05/15/2020	299,740
	Pennsylvania Turnpike Commission
500,000	0.00%, 12/01/2034 (b)	471,000
500,000	5.00%, 12/01/2032	511,110
105,000	Pittsburgh, PA Water & Sewer Authority Insured: FGIC 7.25%, 09/01/2014	109,862

		1,391,712

RHODE ISLAND - 1.7%
500,000	Rhode Island Health & Educational Building Corp. 6.25%, 09/15/2034	539,665

SOUTH CAROLINA - 3.6%
500,000	Georgetown County School District, SC Insured: SCSDE 5.00%, 03/01/2018	577,550
500,000	Piedmont Municipal Power Agency, SC Insured: AGC 5.75%, 01/01/2034	547,660

		1,125,210

TENNESSEE - 1.9%
500,000	County of Shelby, TN 5.00%, 03/01/2021	579,615

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Tax-Exempt Fund

Principal Amount ($)		Value ($)
Municipal Bonds & Notes (continued)
TEXAS - 4.3%
500,000	City of Houston, TX Utility System 5.25%, 11/15/2031	547,810
750,000	State of Texas 5.00%, 04/01/2028	796,740

		1,344,550

	Total Municipal Bonds & Notes (Cost $28,883,497)	30,123,259

Total Investments - 97.2% (Cost $28,883,497)		30,123,259

Other Assets & Liabilities, Net - 2.8%		876,831

Net Assets - 100.0%		31,000,090

(a)	Variable or floating rate security. The interest rate shown reflects the rate in effect December 31, 2013.
(b)	Convertible Capital Appreciation Bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semi-annual basis until final maturity.

Glossary:
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BNY	The Bank of New York Mellon Corp.
FGIC	Financial Guaranty Insurance Corp.
GO OF AUTH	General Obligation of Authority
NATL-RE	National Public Finance Guarantee Corp.
SCSDE	South Carolina School State Department of Education
ST RES FD GTY	State Resource Fund Guaranty
TCRS	Temporary Custodial Receipts

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Bonds & Notes - 98.2%
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.6%
	Federal Home Loan Mortgage Corp. REMIC
106,888	Series 2412, Class OF 1.12%, 12/15/2031 (a)	108,954
65,005	Series 3862, Class MI 3.50%, 11/15/2024 (b)	5,140
186,655	Series 3977, Class AI 3.50%, 09/15/2029 (b)	19,611
173,745	Series 3983, Class EI 3.50%, 11/15/2030 (b)	24,396
2,064	Series 2645, Class BI 4.50%, 02/15/2018 (b)	24
37,632	Series 2643, Class IM 4.50%, 03/15/2018 (b)	1,488
7,650	Series 2781, Class IC 5.00%, 05/15/2018 (b)	104
28,858	Series 2763, Class JI 5.00%, 10/15/2018 (b)	1,202
14,493	Series 3536, Class IP 5.00%, 02/15/2038 (b)	1,100
59,795	Series 2631, Class DI 5.50%, 06/15/2033 (b)	12,206
184,047	Series 3806, Class DS 6.43%, 08/15/2025 (a)(b)	25,313
1,116	Series 2126, Class YI 6.50%, 02/15/2014 (b)	2
1,294	Series 1980, Class IO 7.50%, 07/15/2027 (b)	266
274	Series 33, Class D 8.00%, 04/15/2020	296

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
	Federal Home Loan Mortgage Corp. STRIPS
874	Series 186, Class PO 0.00%, 08/01/2027 (c)	806
1,483	Series 147, Class IO 8.00%, 02/01/2023 (b)	254
1,825	Series 171, Class IO 8.00%, 07/01/2024 (b)	500
847,185	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities Series T-58, Class AIO 0.08%, 09/25/2043 (a)(b)	7,773
	Federal National Mortgage Assoc. REMIC
1,108	Series G92-68, Class B 0.00%, 12/25/2022 (c)	1,054
2,726,228	Series 2003-35, Class QA 0.10%, 05/25/2018 (a)(b)	3,782
177,110	Series 2003-89, Class IO 1.24%, 12/25/2042 (a)(b)	7,775
247,393	Series 2012-145, Class JI 3.50%, 09/25/2042 (b)	48,149
327,085	Series 2010-16, Class PA 4.50%, 02/25/2040	347,122
15,700	Series 2003-61, Class IJ 5.00%, 02/25/2032 (b)	267
196,251	Series 2010-16, Class PI 5.00%, 02/25/2040 (b)	32,711
22,404	Series 2010-21, Class PI 5.00%, 02/25/2040 (b)	3,519
280,617	Series 2010-98, Class DI 5.00%, 09/25/2040 (b)	35,124
63,216	Series 2008-61, Class SB 5.84%, 07/25/2038 (a)(b)	9,004

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
	Federal National Mortgage Assoc. STRIPS
5	Series 1992-77, Class K 0.00%, 05/25/2022 (c)	123
69,016	Series 354, Class 1 0.00%, 12/01/2034 (c)	63,035
60,644	Series 362, Class 2 4.50%, 08/01/2035 (b)	11,074
56,121	Series 378, Class 1 4.50%, 01/01/2036 (b)	8,982
40,194	Series 387, Class 2 5.00%, 03/25/2038 (b)	8,764
30,704	Series 387, Class 1 5.00%, 05/25/2038 (b)	4,445
15,310	Series 346, Class 2 5.50%, 12/01/2033 (b)	2,936
19,434	Series 356, Class 17 6.00%, 01/01/2035 (b)	3,264
24,332	Series 356, Class 21 6.00%, 01/01/2035 (b)	4,783
11,666	Series 252, Class 2 7.50%, 11/01/2023 (b)	2,740
898	Series 237, Class 2 8.00%, 08/01/2023 (b)	222
5,638	Series 264, Class 2 8.00%, 07/01/2024 (b)	1,024
257	Series 12, Class 2 8.50%, 03/01/2017 (b)	29
631	Series 7, Class 2 8.50%, 04/01/2017 (b)	74
98	Series 28, Class 2 8.50%, 01/01/2018 (b)	12
874	Series 150, Class 2 8.50%, 07/25/2022 (b)	214
807	Series 163, Class 2 8.50%, 07/25/2022 (b)	92
1,051	Series 137, Class 2 9.00%, 05/25/2022 (b)	221

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
	Government National Mortgage Assoc.
156,207	Series 2011-51, Class NI 4.50%, 10/20/2037 (b)	18,066
152,343	Series 2010-101, Class GI 4.50%, 02/20/2038 (b)	15,058
79,113	Series 2009-118, Class YI 4.50%, 05/20/2038 (b)	7,120
172,310	Series 2010-130, Class PI 4.50%, 08/16/2039 (b)	27,136
86,448	Series 2010-75, Class KI 5.00%, 12/20/2035 (b)	4,286
116,430	Series 2010-42, Class IA 5.00%, 10/20/2037 (b)	10,652
93,294	Series 2010-2, Class QI 5.00%, 01/20/2038 (b)	9,768
97,462	Series 2009-103, Class IT 5.00%, 09/20/2038 (b)	11,407
274,723	Series 2010-26, Class QS 6.08%, 02/20/2040 (a)(b)	52,001

	Total Agency Collateralized Mortgage Obligations (Cost $941,045)	965,470

AGENCY MORTGAGE-BACKED SECURITIES - 30.1%
	Federal Home Loan Mortgage Corp.
17,472	4.50%, 06/01/2033 - 02/01/2035 (d)	18,564
523,520	5.00%, 07/01/2035 - 06/01/2041 (d)	574,652
260,340	5.50%, 05/01/2020 - 04/01/2039 (d)	285,663
500,452	6.00%, 04/01/2017 - 11/01/2037 (d)	559,243
3,896	6.50%, 07/01/2029 - 04/01/2031 (d)	4,345
133,918	7.00%, 10/01/2016 - 08/01/2036 (d)	151,339
96,899	7.50%, 01/01/2027 - 09/01/2033 (d)	103,279
12,714	8.00%, 11/01/2030	14,579
43,378	8.50%, 05/01/2020 - 04/01/2030 (d)	46,237
1,874	9.00%, 12/01/2016	2,002
123	9.50%, 04/01/2021	138

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
	Federal National Mortgage Assoc.
124,311	1.79%, ARM (a)	129,307
10,160	2.01%, ARM (a)	10,556
106,591	2.04%, ARM (a)	111,745
83,835	2.28%, ARM (a)	90,006
32,018	2.31%, ARM (a)	33,750
1,141	2.35%, ARM (a)	1,190
19,661	2.40%, ARM (a)	20,121
21,658	2.42%, ARM (a)	22,937
691	2.52%, ARM (a)	699
4,819,681	3.00%, 05/01/2043 - 06/01/2043 (d)	4,583,014
3,731,071	3.50%, 11/01/2042 - 02/01/2043 (d)	3,713,567
8,510,000	3.50%, TBA (e)	8,456,148
759,288	4.00%, 05/01/2019 - 03/01/2041 (d)	785,071
3,980,000	4.00%, TBA (e)	4,098,156
2,564,955	4.50%, 05/01/2018 - 04/01/2041 (d)	2,723,421
4,055,000	4.50%, TBA (e)	4,297,825
946,111	5.00%, 07/01/2020 - 06/01/2041 (d)	1,036,668
726,000	5.00%, TBA (e)	788,561
932,180	5.50%, 03/01/2014 - 01/01/2039 (d)	1,026,603
898,387	6.00%, 09/01/2014 - 07/01/2035 (d)	1,007,829
2,725,000	6.00%, TBA (e)	3,022,835
140,592	6.50%, 08/01/2017 - 08/01/2036 (d)	155,103
423,815	7.00%, 03/01/2015 - 04/01/2036 (d)	468,486
357,319	7.50%, 02/01/2015 - 05/01/2034 (d)	396,193
133,583	8.00%, 12/01/2015 - 11/01/2033 (d)	139,494
116,602	8.50%, 02/01/2018 - 07/01/2031 (d)	124,441
26,438	9.00%, 12/01/2017 - 12/01/2024 (d)	27,767
10,117	9.50%, 09/01/2021	10,396
55,962	9.75%, 02/01/2021	62,772

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
	Government National Mortgage Assoc.
3,092,582	3.50%, 05/20/2043	3,125,639
3,706,928	4.00%, 01/20/2041 - 04/20/2043 (d)	3,862,256
732,977	4.50%, 08/15/2033 - 03/20/2041 (d)	787,615
113,931	6.00%, 04/15/2027 - 09/15/2036 (d)	128,314
106,950	6.50%, 04/15/2019 - 08/15/2036 (d)	119,678
152,873	7.00%, 12/15/2018 - 10/15/2036 (d)	170,131
149,569	7.50%, 12/15/2018 - 11/15/2031 (d)	156,315
32,026	8.00%, 07/15/2017 - 02/15/2030 (d)	32,709
960	8.50%, 10/15/2022	966
18,638	9.00%, 11/15/2016 - 12/15/2021 (d)	20,001

	Total Agency Mortgage-Backed Securities (Cost $47,671,255)	47,508,326

ASSET-BACKED SECURITIES - 1.3%
150,000	Ford Credit Auto Lease Trust Series 2013-A, Class C 1.28%, 06/15/2016	150,150
150,000	Ford Credit Auto Owner Trust Series 2012-A, Class C 2.40%, 11/15/2017	154,596
	Hertz Vehicle Financing LLC
	Series 2010-1A, Class B1 5.02%, 02/25/2015 (f)	83,692
1,575,000	Series 2009-2A, Class A2 5.29%, 03/25/2016 (f)	1,647,369

	Total Asset-Backed Securities (Cost $1,965,685)	2,035,807

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES - 28.9%
AUTOMOBILES & COMPONENTS - 0.1%
	American Axle & Manufacturing, Inc.
147,000	6.25%, 03/15/2021	156,922
43,000	7.75%, 11/15/2019	49,128

		206,050

BANKS - 1.9%
	Bank of America Corp.
255,000	2.60%, 01/15/2019	256,426
221,000	3.88%, 03/22/2017 (g)	236,056
208,000	4.10%, 07/24/2023	209,293
185,000	5.75%, 12/01/2017	210,738
	Bank of America Corp., MTN
388,000	2.00%, 01/11/2018	387,684
358,000	3.30%, 01/11/2023	339,415
213,000	SunTrust Banks, Inc. 2.35%, 11/01/2018	212,112
349,000	U.S. Bancorp 3.44%, 02/01/2016	364,220
215,000	Union Bank NA 2.63%, 09/26/2018	219,099
	Wells Fargo & Co.
291,000	3.45%, 02/13/2023	275,651
269,000	5.38%, 11/02/2043	276,491

		2,987,185

CAPITAL GOODS - 1.7%
198,000	ABB Finance USA, Inc. 1.63%, 05/08/2017 (g)	197,767
70,000	Amsted Industries, Inc. 8.13%, 03/15/2018 (f)	73,938
96,000	Cargill, Inc. 6.00%, 11/27/2017 (f)	109,710
58,000	Case New Holland, Inc. 7.88%, 12/01/2017	68,730

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
CAPITAL GOODS (continued)
213,000	DigitalGlobe, Inc. 5.25%, 02/01/2021 (f)	208,740
	Eaton Corp.
303,000	1.50%, 11/02/2017 (f)	297,315
228,000	2.75%, 11/02/2022 (f)	213,103
92,000	Erickson Air-Crane, Inc. 8.25%, 05/01/2020 (f)(g)	95,680
62,000	JB Poindexter & Co., Inc. 9.00%, 04/01/2022 (f)	66,495
366,000	Kratos Defense & Security Solutions, Inc. 10.00%, 06/01/2017 (g)	396,652
	Northrop Grumman Corp.
321,000	1.75%, 06/01/2018	313,485
107,000	4.75%, 06/01/2043	101,793
167,000	Rockwell Collins, Inc. 3.70%, 12/15/2023	165,205
321,000	Roper Industries, Inc. 2.05%, 10/01/2018	312,305
81,000	Textron, Inc. 6.20%, 03/15/2015 (g)	85,951

		2,706,869

COMMERCIAL & PROFESSIONAL SERVICES - 0.3%
	Catholic Health Initiatives
65,000	2.60%, 08/01/2018	65,283
112,000	2.95%, 11/01/2022	101,985
55,000	4.20%, 08/01/2023	54,067
71,000	4.35%, 11/01/2042	61,826
210,000	United Rentals North America, Inc. 5.75%, 07/15/2018 (g)	225,488

		508,649

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
CONSUMER DURABLES & APPAREL - 0.1%
211,000	RSI Home Products, Inc. 6.88%, 03/01/2018 (f)	222,077

CONSUMER SERVICES - 0.3%
274,000	Host Hotels & Resorts LP 3.75%, 10/15/2023 (g)	254,558
116,000	Vail Resorts, Inc. 6.50%, 05/01/2019	123,540
109,000	Wynn Las Vegas LLC 5.38%, 03/15/2022	110,635

		488,733

DIVERSIFIED FINANCIALS - 4.1%
406,000	American Honda Finance Corp. 2.13%, 10/10/2018	404,785
	Citigroup, Inc.
216,000	1.25%, 01/15/2016	216,825
217,000	1.75%, 05/01/2018	213,596
259,000	3.50%, 05/15/2023	241,807
166,000	5.00%, 09/15/2014	170,758
220,000	6.68%, 09/13/2043	254,020
	CNH Capital LLC
118,000	3.25%, 02/01/2017 (f)	120,655
128,000	3.88%, 11/01/2015 (g)	132,800
	Daimler Finance North America LLC
214,000	1.88%, 01/11/2018 (f)	211,002
150,000	2.38%, 08/01/2018 (f)	149,830

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
DIVERSIFIED FINANCIALS (continued)
400,000	Ford Motor Credit Co. LLC 5.88%, 08/02/2021	454,188
59,000	Goldman Sachs Capital I 6.35%, 02/15/2034 (g)	59,700
	Goldman Sachs Group, Inc. (The)
267,000	2.38%, 01/22/2018	268,273
229,000	2.90%, 07/19/2018	233,295
208,000	3.63%, 01/22/2023 (g)	201,801
153,000	6.75%, 10/01/2037	170,747
	Hyundai Capital America
92,000	1.63%, 10/02/2015 (f)	92,500
219,000	2.13%, 10/02/2017 (f)	217,697
	IntercontinentalExchange Group, Inc.
107,000	2.50%, 10/15/2018	107,908
213,000	4.00%, 10/15/2023	214,694
	Jefferies Group LLC
93,000	5.13%, 01/20/2023	94,236
75,000	6.50%, 01/20/2043	74,610
	JPMorgan Chase & Co.
446,000	3.20%, 01/25/2023 (g)	423,640
108,000	3.38%, 05/01/2023 (g)	100,854
	Morgan Stanley
208,000	2.13%, 04/25/2018 (g)	206,417
147,000	4.75%, 03/22/2017	160,544
224,000	4.88%, 11/01/2022	229,710
212,000	5.00%, 11/24/2025	213,107
429,000	Morgan Stanley, MTN 5.55%, 04/27/2017	478,925
388,000	NYSE Euronext 2.00%, 10/05/2017 (g)	388,855

		6,507,779

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
ENERGY - 2.8%
178,000	Anadarko Petroleum Corp. 6.20%, 03/15/2040	197,559
213,000	Buckeye Partners LP 2.65%, 11/15/2018	210,108
104,000	Cameron International Corp. 4.00%, 12/15/2023	102,982
208,000	Chesapeake Energy Corp. 3.25%, 03/15/2016 (g)	210,600
	Denbury Resources, Inc.
83,000	6.38%, 08/15/2021 (g)	88,810
67,000	8.25%, 02/15/2020	74,119
191,000	Diamond Offshore Drilling, Inc. 4.88%, 11/01/2043	188,186
	Energy Transfer Partners LP
181,000	3.60%, 02/01/2023	167,931
259,000	6.50%, 02/01/2042	279,286
143,000	Enterprise Products Operating LLC 4.45%, 02/15/2043	126,801
182,000	Forest Oil Corp. 7.25%, 06/15/2019 (g)	178,133
213,000	Kerr-McGee Corp. 6.95%, 07/01/2024	247,909
	Kinder Morgan Energy Partners LP
109,000	2.65%, 02/01/2019	107,918
265,000	3.50%, 09/01/2023	243,807
326,000	4.15%, 02/01/2024 (g)	316,036

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
ENERGY (continued)
	Linn Energy LLC
606,000	7.00%, 11/01/2019 (f)(g)(h)	615,090
79,000	8.63%, 04/15/2020	85,715
	Newfield Exploration Co.
10,000	5.63%, 07/01/2024	10,000
96,000	5.75%, 01/30/2022	99,360
112,000	Plains Exploration & Production Co. 6.50%, 11/15/2020	123,745
96,000	Range Resources Corp. 5.75%, 06/01/2021 (g)	102,240
120,000	Sabine Pass Liquefaction LLC 5.63%, 02/01/2021 (f)	117,900
214,000	Unit Corp. 6.63%, 05/15/2021 (g)	226,840
211,000	WPX Energy, Inc. 5.25%, 01/15/2017 (g)	226,297

		4,347,372

FOOD & STAPLES RETAILING - 0.7%
190,000	American Seafoods Group LLC 10.75%, 05/15/2016 (f)	197,600
	CVS Caremark Corp.
147,000	2.25%, 12/05/2018	147,128
105,000	5.30%, 12/05/2043	108,997
368,000	Ingles Markets, Inc. 5.75%, 06/15/2023 (f)(g)	362,480
	WM Wrigley Jr Co.
106,000	2.00%, 10/20/2017 (f)	105,802
213,000	2.90%, 10/21/2019 (f)	211,519

		1,133,526

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
FOOD, BEVERAGE & TOBACCO - 2.0%
	Altria Group, Inc.
108,000	2.95%, 05/02/2023	98,284
108,000	4.50%, 05/02/2043	95,793
149,000	5.38%, 01/31/2044	150,175
143,000	Anheuser-Busch InBev Finance, Inc. 2.63%, 01/17/2023	131,583
	Anheuser-Busch InBev Worldwide, Inc.
309,000	2.50%, 07/15/2022	286,356
72,000	5.38%, 11/15/2014 (g)	75,006
64,000	Archer-Daniels-Midland Co. 4.02%, 04/16/2043	54,630
119,000	Coca-Cola Co. (The) 3.30%, 09/01/2021	119,391
210,000	Constellation Brands, Inc. 7.25%, 09/01/2016	239,400
642,000	Diageo Investment Corp. 2.88%, 05/11/2022	613,097
	Kraft Foods Group, Inc.
58,000	1.63%, 06/04/2015	58,757
350,000	2.25%, 06/05/2017	354,692
335,000	5.00%, 06/04/2042	331,482
	Philip Morris International, Inc.
361,000	2.50%, 05/16/2016	374,859
111,000	4.13%, 03/04/2043 (g)	97,561

		3,081,066

GAMING & LEISURE - 0.1%
197,000	Hilton Worldwide Finance LLC 5.63%, 10/15/2021 (f)	204,757

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
HEALTHCARE EQUIPMENT & SERVICES - 1.3%
166,000	Ascension Health, Inc. 4.85%, 11/15/2053	161,339
109,000	Celgene Corp. 2.30%, 08/15/2018	108,519
	Cigna Corp.
92,000	2.75%, 11/15/2016 (g)	95,822
306,000	4.00%, 02/15/2022 (g)	311,991
96,000	DaVita HealthCare Partners, Inc. 6.38%, 11/01/2018	100,980
	Express Scripts Holding Co.
484,000	2.65%, 02/15/2017	499,220
193,000	3.13%, 05/15/2016	201,552
51,000	Fresenius Medical Care U.S. Finance, Inc. 5.75%, 02/15/2021 (f)	54,315
114,000	HCA, Inc. 6.50%, 02/15/2020	125,542
90,000	Memorial Sloan-Kettering Cancer Center 4.13%, 07/01/2052	74,360
80,000	Tenet Healthcare Corp. 4.75%, 06/01/2020	78,600
217,000	WellPoint, Inc. 5.10%, 01/15/2044	216,009

		2,028,249

HOUSEHOLD & PERSONAL PRODUCTS - 0.1%
83,000	Revlon Consumer Products Corp. 5.75%, 02/15/2021 (f)(h)	82,274

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
INSURANCE - 1.7%
119,000	Allstate Corp. (The) 5.75%, 08/15/2053 (a)	120,116
	American International Group, Inc.
217,000	3.38%, 08/15/2020 (g)	218,584
110,000	4.88%, 06/01/2022	118,435
	Berkshire Hathaway Finance Corp.
256,000	2.90%, 10/15/2020	254,260
234,000	3.00%, 05/15/2022 (g)	224,736
	Berkshire Hathaway, Inc.
224,000	1.55%, 02/09/2018	221,698
224,000	4.50%, 02/11/2043	207,885
79,000	CNA Financial Corp. 5.88%, 08/15/2020	90,188
317,000	Five Corners Funding Trust 4.42%, 11/15/2023 (f)	313,092
101,000	Genworth Holdings, Inc. 7.70%, 06/15/2020 (g)	120,564
196,000	ING U.S., Inc. 5.70%, 07/15/2043 (f)(g)	205,526
221,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023 (f)	213,792
164,000	MetLife, Inc. 4.88%, 11/13/2043	161,582
120,000	Nationwide Financial Services, Inc. 5.38%, 03/25/2021 (f)	129,046
	Prudential Financial, Inc.
71,000	5.20%, 03/15/2044 (a)(g)	69,048
76,000	5.63%, 06/15/2043 (a)	74,860

		2,743,412

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
MATERIALS - 1.5%
	Ashland, Inc.
212,000	3.00%, 03/15/2016 (g)	217,300
201,000	3.88%, 04/15/2018	204,517
573,000	Eastman Chemical Co. 2.40%, 06/01/2017	579,613
	Freeport-McMoRan Copper & Gold, Inc.
211,000	2.38%, 03/15/2018 (f)	210,694
187,000	5.45%, 03/15/2043 (f)	179,603
257,000	Hexion U.S. Finance Corp. 6.63%, 04/15/2020	264,710
208,000	Huntsman International LLC 4.88%, 11/15/2020 (g)	205,920
106,000	Monsanto Co. 4.65%, 11/15/2043	103,815
	Mosaic Co. (The)
212,000	4.25%, 11/15/2023	209,788
106,000	5.45%, 11/15/2033	108,326

		2,284,286

MEDIA - 1.5%
	21st Century Fox America, Inc.
86,000	4.00%, 10/01/2023 (f)	85,169
53,000	5.40%, 10/01/2043 (f)	53,865
65,000	6.65%, 11/15/2037	76,115
205,000	Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.13%, 12/15/2021 (f)	193,212
164,000	Comcast Corp. 4.50%, 01/15/2043 (g)	148,717
	COX Communications, Inc.
228,000	2.95%, 06/30/2023 (f)(g)	199,638
75,000	3.25%, 12/15/2022 (f)	67,995
50,000	4.70%, 12/15/2042 (f)	42,144

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
MEDIA (continued)
	DIRECTV Holdings LLC
269,000	3.80%, 03/15/2022 (g)	258,860
336,000	5.15%, 03/15/2042	302,825
128,000	McClatchy Co. (The) 9.00%, 12/15/2022	141,440
238,000	Omnicom Group, Inc. 3.63%, 05/01/2022	230,888
138,000	Time Warner Cable, Inc. 5.88%, 11/15/2040	119,749
256,000	Time Warner, Inc. 5.35%, 12/15/2043	260,230
	Viacom, Inc.
112,000	2.50%, 12/15/2016	115,912
109,000	5.85%, 09/01/2043	114,993

		2,411,752

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.5%
	AbbVie, Inc.
203,000	1.75%, 11/06/2017	202,840
247,000	2.00%, 11/06/2018	244,615
128,000	2.90%, 11/06/2022	119,866
76,000	Agilent Technologies, Inc. 5.50%, 09/14/2015	81,970
	Merck & Co., Inc.
323,000	2.80%, 05/18/2023	299,635
129,000	4.15%, 05/18/2043 (g)	118,334
	Mylan, Inc.
70,000	5.40%, 11/29/2043	70,825
124,000	7.88%, 07/15/2020 (f)	140,363
360,000	Novartis Capital Corp. 2.40%, 09/21/2022	330,698

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (continued)
	Thermo Fisher Scientific, Inc.
147,000	2.40%, 02/01/2019	145,804
230,000	4.15%, 02/01/2024	228,279
124,000	Valeant Pharmaceuticals International 6.38%, 10/15/2020 (f)	131,285
187,000	Zoetis, Inc. 3.25%, 02/01/2023 (f)	175,309

		2,289,823

REAL ESTATE - 0.6%
	American Tower Corp.
216,000	3.40%, 02/15/2019	220,157
109,000	3.50%, 01/31/2023	99,570
313,000	Corporate Office Properties LP 3.60%, 05/15/2023	284,237
220,000	Realty Income Corp. 4.65%, 08/01/2023	221,978
149,000	Weingarten Realty Investors 4.45%, 01/15/2024	146,234

		972,176

RETAILING - 1.6%
	Amazon.com, Inc.
201,000	1.20%, 11/29/2017 (g)	196,984
201,000	2.50%, 11/29/2022 (g)	181,542
	Glencore Funding LLC
311,000	2.50%, 01/15/2019 (f)	301,500
219,000	4.13%, 05/30/2023 (f)	205,050
	Home Depot, Inc. (The)
324,000	2.25%, 09/10/2018 (g)	328,814
108,000	3.75%, 02/15/2024	107,721
108,000	4.88%, 02/15/2044	109,787

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
RETAILING (continued)
108,000	Lowe’s Cos., Inc. 5.00%, 09/15/2043	110,852
695,000	Tops Holding Corp. 8.88%, 12/15/2017 (f)	767,106
214,000	Wal-Mart Stores, Inc. 1.95%, 12/15/2018 (g)	213,478

		2,522,834

SOFTWARE & SERVICES - 1.0%
205,000	Autodesk, Inc. 1.95%, 12/15/2017	202,985
	eBay, Inc.
296,000	2.60%, 07/15/2022 (g)	272,752
55,000	4.00%, 07/15/2042	46,762
147,000	GXS Worldwide, Inc. 9.75%, 06/15/2015	152,145
435,000	Microsoft Corp. 2.38%, 05/01/2023 (g)	394,355
	Oracle Corp.
337,000	1.20%, 10/15/2017	331,933
154,000	3.63%, 07/15/2023	153,068

		1,554,000

TECHNOLOGY HARDWARE & EQUIPMENT - 0.5%
96,000	Brocade Communications Systems, Inc. 4.63%, 01/15/2023 (f)	89,280
214,000	EMC Corp. 1.88%, 06/01/2018	211,792
211,000	iGATE Corp. 9.00%, 05/01/2016	225,243
214,000	Viasystems, Inc. 7.88%, 05/01/2019 (f)	232,457

		758,772

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
TELECOMMUNICATION SERVICES - 2.0%
	AT&T, Inc.
93,000	0.88%, 02/13/2015	93,222
421,000	2.38%, 11/27/2018	421,846
209,000	4.35%, 06/15/2045	177,637
148,000	Corning, Inc. 3.70%, 11/15/2023	146,059
10,000	Crown Castle Towers LLC 6.11%, 01/15/2020 (f)	11,228
96,000	Frontier Communications Corp. 7.13%, 03/15/2019	103,920
470,000	Hughes Satellite Systems Corp. 6.50%, 06/15/2019	511,125
128,000	MetroPCS Wireless, Inc. 6.25%, 04/01/2021 (f)	133,280
119,000	Sprint Corp. 7.25%, 09/15/2021 (f)	128,223
136,000	T-Mobile USA, Inc. 5.25%, 09/01/2018 (f)(g)	143,650
80,000	tw telecom holdings, Inc. 6.38%, 09/01/2023 (f)	83,400
	Verizon Communications, Inc.
215,000	2.45%, 11/01/2022	190,698
313,000	4.50%, 09/15/2020	335,573
215,000	5.15%, 09/15/2023	231,287
150,000	6.55%, 09/15/2043	176,118
215,000	Windstream Corp. 6.38%, 08/01/2023	202,100

		3,089,366

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
TRANSPORTATION - 0.1%
216,000	Burlington Northern Santa Fe LLC 3.85%, 09/01/2023 (g)	212,891

UTILITIES - 1.4%
70,000	Arizona Public Service Co. 6.25%, 08/01/2016	78,585
276,000	Dominion Resources, Inc. 1.95%, 08/15/2016	280,746
38,000	DPL, Inc. 7.25%, 10/15/2021	38,665
	Duke Energy Corp.
92,000	1.63%, 08/15/2017 (g)	91,499
141,000	3.05%, 08/15/2022 (g)	134,179
117,000	Exelon Corp. 4.90%, 06/15/2015	123,397
58,000	Florida Power & Light Co. 4.13%, 02/01/2042	53,594
111,000	Great Plains Energy, Inc. 4.85%, 06/01/2021	117,136
9,000	MidAmerican Energy Holdings Co. 6.13%, 04/01/2036	10,257
167,000	NextEra Energy Capital Holdings, Inc. 2.60%, 09/01/2015	171,505
215,000	Northeast Utilities 1.45%, 05/01/2018	208,453
71,000	Pacific Gas & Electric Co. 6.05%, 03/01/2034	81,578

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
CORPORATE BONDS & NOTES (continued)
UTILITIES (continued)
142,000	PacifiCorp 6.25%, 10/15/2037	169,867
112,000	Potomac Edison Co. (The) 5.35%, 11/15/2014	116,349
324,000	Public Service Electric & Gas Co., MTN 2.38%, 05/15/2023	291,931
259,000	Southern Co. (The) 2.45%, 09/01/2018	263,219

		2,230,960

	Total Corporate Bonds & Notes (Cost $46,118,704)	45,574,858

FOREIGN CORPORATE BONDS & NOTES - 13.0%
BANKS - 3.9%
150,000	Banco del Estado de Chile 2.00%, 11/09/2017	147,712
100,000	Banco do Nordeste do Brasil SA 3.63%, 11/09/2015 (f)	100,875
150,000	Banco Latinoamericano de Comercio Exterior SA 3.75%, 04/04/2017 (f)(g)	153,375
548,000	Barclays Bank PLC 2.25%, 05/10/2017 (f)	565,426
315,000	BPCE SA 2.50%, 12/10/2018	313,675
50,000	Caixa Economica Federal 2.38%, 11/06/2017	46,563
140,000	Central American Bank for Economic Integration 5.38%, 09/24/2014 (f)	144,581
294,000	Commonwealth Bank of Australia 0.75%, 01/15/2016 (f)	294,295

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
FOREIGN CORPORATE BONDS & NOTES (continued)
BANKS (continued)
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
315,000	4.63%, 12/01/2023	317,837
250,000	5.75%, 12/01/2043	265,994
342,000	Corp. Andina de Fomento 4.38%, 06/15/2022	340,352
229,000	Deutsche Bank AG 4.30%, 05/24/2028 (a)	207,712
	European Investment Bank
735,000	0.88%, 12/15/2014 (g)	739,423
200,000	4.88%, 01/17/2017	223,320
200,000	Industry & Construction Bank St. Petersburg OJSC Via Or-ICB for Industry 5.01%, 09/29/2015 (a)	205,250
255,000	ING Bank NV 5.80%, 09/25/2023 (f)	267,122
	KFW
729,000	2.00%, 10/04/2022	668,964
31,000	4.50%, 07/16/2018	34,750
372,000	Korea Development Bank (The) 3.25%, 03/09/2016	388,245
38,000	National Agricultural Cooperative Federation 4.25%, 01/28/2016 (f)	40,228
441,000	Royal Bank of Canada 1.20%, 09/19/2017 (g)	437,352
200,000	Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 05/29/2018 (f)	225,750

		6,128,801

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
FOREIGN CORPORATE BONDS & NOTES (continued)
CAPITAL GOODS - 0.2%
	Bombardier, Inc.
86,000	4.25%, 01/15/2016 (f)	90,300
88,000	7.75%, 03/15/2020 (f)	100,320
	Ingersoll-Rand Global Holding Co., Ltd.
111,000	2.88%, 01/15/2019 (f)	109,532
106,000	4.25%, 06/15/2023 (f)	103,730

		403,882

CONSUMER SERVICES - 0.1%
117,000	NCL Corp., Ltd. 5.00%, 02/15/2018 (f)(g)	121,095

DIVERSIFIED FINANCIALS - 0.8%
400,000	Credit Suisse AG 2.60%, 05/27/2016 (f)	416,309
304,000	Invesco Finance PLC 3.13%, 11/30/2022	281,827
157,000	Macquarie Group, Ltd. 3.00%, 12/03/2018 (f)	156,545
100,000	Power Sector Assets & Liabilities Management Corp. 7.39%, 12/02/2024 (f)	122,500
100,000	Sinochem Overseas Capital Co., Ltd. 4.50%, 11/12/2020 (f) (g)	102,532
189,000	Woodside Finance, Ltd. 4.50%, 11/10/2014 (f)	194,888

		1,274,601

ENERGY - 4.6%
	BP Capital Markets PLC
324,000	1.38%, 05/10/2018 (g)	314,788
42,000	2.25%, 11/01/2016	43,494
498,000	2.50%, 11/06/2022 (g)	454,305
	Ecopetrol SA
86,000	7.38%, 09/18/2043	93,439
74,000	7.63%, 07/23/2019	88,060

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
FOREIGN CORPORATE BONDS & NOTES (continued)
ENERGY (continued)
100,000	Empresa Nacional del Petroleo 4.75%, 12/06/2021 (f)(g)	99,937
	Korea National Oil Corp.
137,000	2.88%, 11/09/2015 (f)	141,612
500,000	3.13%, 04/03/2017 (f)(g)	516,208
170,000	Nexen, Inc. 6.40%, 05/15/2037	194,133
325,000	Petrobras Global Finance BV 3.00%, 01/15/2019	304,958
	Petrobras International Finance Co.
438,000	3.50%, 02/06/2017	443,103
45,000	3.88%, 01/27/2016	46,551
	Petroleos Mexicanos
220,000	3.50%, 07/18/2018 (g)	226,325
284,000	3.50%, 01/30/2023	260,925
113,000	4.88%, 01/18/2024	113,283
191,000	5.50%, 01/21/2021	206,280
200,000	6.00%, 03/05/2020	223,200
19,000	6.50%, 06/02/2041	19,950
141,667	Petroleum Co. of Trinidad & Tobago, Ltd. 6.00%, 05/08/2022 (g)	150,875
100,000	Petronas Capital, Ltd. 7.88%, 05/22/2022 (f)	126,602
388,000	Schlumberger Investment SA 2.40%, 08/01/2022 (f)	356,291
325,000	Shell International Finance BV 3.40%, 08/12/2023 (g)	317,405
83,000	Sinopec Capital 2013, Ltd. 3.13%, 04/24/2023 (f)	74,484
200,000	State Oil Co. of the Azerbaijan Republic 5.45%, 02/09/2017	213,740

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
FOREIGN CORPORATE BONDS & NOTES (continued)
ENERGY (continued)
	Statoil ASA
319,000	3.70%, 03/01/2024	317,377
106,000	4.80%, 11/08/2043	107,517
166,000	Talisman Energy, Inc. 6.25%, 02/01/2038	169,325
215,000	Total Capital Canada, Ltd. 1.45%, 01/15/2018 (g)	212,758
734,000	Total Capital International SA 1.55%, 06/28/2017 (g)	734,779
87,000	Transocean, Inc. 3.80%, 10/15/2022	82,612
	Weatherford International, Ltd.
238,000	4.50%, 04/15/2022 (g)	239,900
77,000	5.95%, 04/15/2042	77,411
56,000	6.75%, 09/15/2040	60,762
200,000	Zhaikmunai LP 7.13%, 11/13/2019 (f)	210,240

		7,242,629

FOOD, BEVERAGE & TOBACCO - 0.1%
19,000	Corp. Lindley SA 4.63%, 04/12/2023 (f)	17,575
217,000	Diageo Capital PLC 1.13%, 04/29/2018 (g)	209,427

		227,002

INSURANCE - 0.2%
	XLIT, Ltd.
211,000	2.30%, 12/15/2018	207,483
100,000	5.25%, 12/15/2043 (g)	101,050

		308,533

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
FOREIGN CORPORATE BONDS & NOTES (continued)
MATERIALS - 1.2%
	Agrium, Inc.
104,000	3.50%, 06/01/2023 (g)	97,071
321,000	4.90%, 06/01/2043	298,360
108,000	Barrick Gold Corp. 4.10%, 05/01/2023	97,805
	BHP Billiton Finance USA, Ltd.
107,000	2.05%, 09/30/2018 (g)	107,107
107,000	3.85%, 09/30/2023	107,681
107,000	5.00%, 09/30/2043	109,214
	Corp. Nacional del Cobre de Chile
200,000	3.88%, 11/03/2021 (f)	196,615
55,000	4.25%, 07/17/2042 (f)(g)	44,261
22,000	5.63%, 09/21/2035 (f)	21,974
81,000	FMG Resources August 2006 Pty, Ltd. 7.00%, 11/01/2015 (f)(g)	84,189
105,000	Kinross Gold Corp. 6.88%, 09/01/2041	94,360
	LYB International Finance BV
110,000	4.00%, 07/15/2023	108,789
55,000	5.25%, 07/15/2043	55,496
163,000	Teck Resources, Ltd. 5.40%, 02/01/2043 (g)	149,199
305,000	Xstrata Finance Canada, Ltd. 2.70%, 10/25/2017 (f)(h)	308,740

		1,880,861

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
FOREIGN CORPORATE BONDS & NOTES (continued)
MEDIA - 0.2%
208,000	Cogeco Cable, Inc. 4.88%, 05/01/2020 (f)	201,500
	Thomson Reuters Corp.
106,000	1.30%, 02/23/2017	105,613
86,000	5.65%, 11/23/2043	87,878

		394,991

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.4%
	Perrigo Co. LLC
213,000	2.30%, 11/08/2018 (f)	210,477
213,000	4.00%, 11/15/2023 (f)	209,395
220,000	Sanofi 1.25%, 04/10/2018	214,416

		634,288

TECHNOLOGY HARDWARE & EQUIPMENT - 0.1%
85,000	Flextronics International, Ltd. 4.63%, 02/15/2020	83,300

TELECOMMUNICATION SERVICES - 0.4%
450,000	America Movil SAB de CV 2.38%, 09/08/2016	465,376
	Telefonica Emisiones SAU
63,000	3.19%, 04/27/2018	64,225
106,000	5.46%, 02/16/2021	112,110

		641,711

TRANSPORTATION - 0.4%
175,000	Russian Railways via RZD Capital PLC, MTN 5.74%, 04/03/2017	190,094
200,000	SCF Capital, Ltd. 5.38%, 10/27/2017 (f)(g)	202,040
200,000	Transnet SOC, Ltd. 4.50%, 02/10/2016 (f)	209,081

		601,215

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
FOREIGN CORPORATE BONDS & NOTES (continued)
UTILITIES - 0.4%
96,000	AES Panama SA 6.35%, 12/21/2016 (f)	102,541
	Majapahit Holding BV
200,000	7.25%, 06/28/2017 (f)	220,000
100,000	7.75%, 10/17/2016 (f)	110,250
200,000	State Grid Overseas Investment 2013, Ltd. 1.75%, 05/22/2018 (f)	194,247

		627,038

	Total Foreign Corporate Bonds & Notes (Cost $20,847,401)	20,569,947

MUNICIPAL BONDS & NOTES - 0.5%
45,000	American Municipal Power, Inc. OH 6.27%, 02/15/2050	47,384
195,000	Denver City & County School District No 1, CO 4.24%, 12/15/2037	173,991
111,000	Municipal Electric Authority of Georgia 6.64%, 04/01/2057	116,787
50,000	New Jersey Transportation Trust Fund Authority 6.88%, 12/15/2039	53,978
320,000	Port Authority of New York & New Jersey 4.46%, 10/01/2062	272,921
55,000	South Carolina State Public Service Authority 6.45%, 01/01/2050	58,837
75,000	State of California 5.70%, 11/01/2021	84,188

	Total Municipal Bonds & Notes (Cost $874,701)	808,086

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
FOREIGN CORPORATE BONDS & NOTES (continued)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.7%
332,000	American Tower Trust I Series 13, Class 1A 1.55%, 03/15/2043 (f)	324,496
936	Collateralized Mortgage Obligation Trust Series 55, Class B 0.00%, 11/01/2018 (c)	935
335,000	Commercial Mortgage Trust Series 2007-GG9, Class AMFX 5.48%, 03/10/2039	354,429
57,072	Credit Suisse First Boston Mortgage Securities Corp. Series 2005-9, Class CB1 5.25%, 10/25/2035 (a)	1
110,000	GS Mortgage Securities Corp. II Series 2013-KYO, Class D 2.77%, 11/08/2029 (a)(f)	109,721
34,237	MASTR Alternative Loan Trust Series 2003-5, Class 15AX 5.00%, 08/25/2018 (b)	2,989
320,000	Morgan Stanley Capital I Trust Series 2005-T17, Class AJ 4.84%, 12/13/2041 (a)	328,223
76,844	Wells Fargo Mortgage-Backed Securities Trust Series 2006-3, Class B1 5.50%, 03/25/2036	610

	Total Non-Agency Collateralized Mortgage Obligations (Cost $1,272,633)	1,121,404

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
NON-AGENCY COLLATERALIZED MORTGAGE- BACKED SECURITIES - 6.5%
	Banc of America Commercial Mortgage Trust
465,000	Series 2007-1, Class AMFX 5.48%, 01/15/2049 (a)	486,974
300,000	Series 2006-4, Class AM 5.68%, 07/10/2046	327,593
50,000	Series 2007-4, Class A4 5.75%, 02/10/2051 (a)	55,317
50,000	Series 2008-1, Class A4 6.21%, 02/10/2051 (a)	57,127
	Banc of America Merrill Lynch Commercial Mortgage, Inc.
110,000	Series 2005-6, Class A4 5.18%, 09/10/2047 (a)	117,173
200,000	Series 2005-1, Class AJ 5.29%, 11/10/2042 (a)	209,885
	Bear Stearns Commercial Mortgage Securities Trust
109,007	Series 2005-T18, Class A4 4.93%, 02/13/2042 (a)	112,981
159	Series 2006-PW11, Class A2 5.39%, 03/11/2039 (a)	161
110,000	Series 2006-T22, Class AM 5.58%, 04/12/2038 (a)	119,319
110,000	Series 2006-T22, Class AJ 5.58%, 04/12/2038 (a)	118,589
250,000	Series 2007-PW17, Class AM 5.89%, 06/11/2050 (a)	282,119
230,000	Series 2007-PW18, Class AMA 6.09%, 06/11/2050 (a)	259,439

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
NON-AGENCY COLLATERALIZED MORTGAGE- BACKED SECURITIES (continued)
	Commercial Mortgage Pass-Through Certificates
100,000	Series 2013-LC13, Class AM 4.56%, 08/10/2046 (a)(f)	103,283
60,000	Series 2005-LP5, Class A4 4.98%, 05/10/2043 (a)	62,570
110,000	Series 2006-C5, Class AM 5.34%, 12/15/2039	117,675
280,000	Series 2006-C8, Class AM 5.35%, 12/10/2046	306,325
295,000	Commercial Mortgage Trust Series 2007-GG9, Class AM 5.48%, 03/10/2039	314,684
355,000	Credit Suisse Commercial Mortgage Trust Series Series 2006-C1, Class AJ 5.46%, 02/15/2039 (a)	377,601
	GS Mortgage Securities Trust
110,000	Series 2011-GC5, Class A2 3.00%, 08/10/2044	114,497
30,000	Series 2011-GC5, Class B 5.31%, 08/10/2044 (a)(f)	32,705
400,000	Series 2006-GG8, Class AM 5.59%, 11/10/2039	439,024
	JP Morgan Chase Commercial Mortgage Securities Corp.
993,348	Series 2012-LC9, Class XA 1.95%, 12/15/2047 (a)(b)	104,032
227,334	Series 2005-CB11, Class A4 5.34%, 08/12/2037 (a)	236,508
	JP Morgan Chase Commercial Mortgage Securities Trust
140,000	Series 2012-CBX, Class AS 4.27%, 06/15/2045	144,348
100,000	Series 2006-LDP8, Class AM 5.44%, 05/15/2045	109,818
220,000	Series 2007-CB18, Class A4 5.44%, 06/12/2047	242,102
990,000	Series 2007-LD11, Class A4 5.81%, 06/15/2049 (a)	1,103,055

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
NON-AGENCY COLLATERALIZED MORTGAGE- BACKED SECURITIES (continued)
65,000	JPMBB Commercial Mortgage Securities Trust Series 2013-C12, Class AS 4.03%, 07/15/2045 (a)	65,327
50,000	JPMCC Commercial Mortgage Pass-Through Certificates Series 2005-LDP1, Class A4 5.04%, 03/15/2046 (a)	51,598
220,000	LB Commercial Mortgage Trust Series 2007-C3, Class AM 5.88%, 07/15/2044 (a)	244,706
	LB-UBS Commercial Mortgage Trust
268,501	Series 2005-C5, Class A4 4.95%, 09/15/2030	280,653
120,000	Series 2006-C1, Class A4 5.16%, 02/15/2031	128,268
49,366	Series 2006-C4, Class A4 5.86%, 06/15/2038 (a)	53,753
220,000	Series 2007-C6, Class AM 6.11%, 07/15/2040 (a)	241,810
300,000	ML-CFC Commercial Mortgage Trust Series 2006-3, Class AM 5.46%, 07/12/2046 (a)	325,939
	Morgan Stanley Bank of America Merrill Lynch Trust
210,000	Series 2013-C10, Class AS 4.08%, 07/15/2046 (a)	210,744
140,000	Series 2013-C8, Class D 4.17%, 12/15/2048 (a)(f)	119,046

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
NON-AGENCY COLLATERALIZED MORTGAGE- BACKED SECURITIES (continued)
	Morgan Stanley Capital I Trust
280,438	Series 2005-IQ9, Class A5 4.70%, 07/15/2056	287,021
150,000	Series 2006-T21, Class A4 5.16%, 10/12/2052 (a)	160,015
100,000	Series 2012-C4, Class B 5.21%, 03/15/2045 (a)(f)	106,814
170,000	Series 2006-T21, Class AJ 5.27%, 10/12/2052 (a)	181,542
100,000	Series 2006-IQ11, Class B 5.67%, 10/15/2042 (a)	92,671
50,000	Series 2006-T23, Class A4 5.81%, 08/12/2041 (a)	55,031
230,000	Series 2007-IQ16, Class AMA 6.09%, 12/12/2049 (a)	258,621
70,000	Series 2008-T29, Class AM 6.28%, 01/11/2043 (a)	79,391
	Wachovia Bank Commercial Mortgage Trust
260,000	Series 2006-C29, Class AM 5.34%, 11/15/2048	285,510
120,000	Series 2006-C23, Class AM 5.47%, 01/15/2045 (a)	129,409
435,000	Series 2006-C28, Class AM 5.60%, 10/15/2048 (a)	467,852
	WF-RBS Commercial Mortgage Trust
115,000	Series 2013-C17, Class AS 4.26%, 12/15/2046	116,319
88,000	Series 2013-C15, Class D 4.49%, 08/15/2046 (a)(f)	75,228
145,000	Series 2013-C16, Class D 4.99%, 09/15/2046 (a)(f)	129,174
110,000	Series 2011-C4, Class D 5.25%, 06/15/2044 (a)(f)	112,255

	Total Non-Agency Collateralized Mortgage-Backed Securities (Cost $10,290,148)	10,213,601

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
SOVEREIGN BONDS - 2.5%
226,000	Chile Government International Bond 3.63%, 10/30/2042	178,653
	Colombia Government International Bond
200,000	2.63%, 03/15/2023 (g)	175,700
200,000	4.38%, 07/12/2021	206,500
302,000	Croatia Government International Bond 6.75%, 11/05/2019 (f)	328,425
40,000	El Salvador Government International Bond 7.65%, 06/15/2035 (f)	39,160
	Hungary Government International Bond
86,000	4.13%, 02/19/2018	87,376
135,000	6.25%, 01/29/2020	146,306
100,000	Lithuania Government International Bond 6.13%, 03/09/2021 (f)	113,780
	Mexico Government International Bond
20,000	5.75%, 10/12/2110	18,600
38,000	6.05%, 01/11/2040	41,515
210,000	Mexico Government International Bond, MTN 4.75%, 03/08/2044	190,312
	Panama Government International Bond
65,000	4.30%, 04/29/2053	49,563
50,000	6.70%, 01/26/2036	56,125
156,000	Peruvian Government International Bond 6.55%, 03/14/2037 (g)	180,180
320,000	Philippine Government International Bond 6.38%, 01/15/2032	376,800
	Poland Government International Bond
95,000	3.00%, 03/17/2023 (g)	86,735
239,000	5.00%, 03/23/2022	256,029
48,000	5.13%, 04/21/2021	52,260
250,000	Republic of Angola Via Northern Lights III BV 7.00%, 08/16/2019	271,250

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
SOVEREIGN BONDS (continued)
	Romanian Government International Bond
64,000	4.38%, 08/22/2023 (f)	62,080
38,000	6.75%, 02/07/2022 (f)	43,273
30,034	Russian Foreign Bond - Eurobond 7.50%, 03/31/2030 (h)	35,055
200,000	South Africa Government International Bond 5.88%, 05/30/2022 (g)	215,250
100,000	Sri Lanka Government International Bond 6.25%, 10/04/2020 (f)	99,500
	Turkey Government International Bond
333,000	3.25%, 03/23/2023	275,557
249,000	6.88%, 03/17/2036	245,203
	Uruguay Government International Bond
100,000	4.50%, 08/14/2024 (g)	100,250
51,440	6.88%, 09/28/2025	59,027

	Total Sovereign Bonds (Cost $4,284,724)	3,990,464

U.S. GOVERNMENT AGENCIES - 0.6%
1,062,000	Federal Home Loan Mortgage Corp. 2.38%, 01/13/2022	1,017,072

	Total U.S. Government Agencies (Cost $1,093,767)	1,017,072

U.S. TREASURIES - 13.5%
	U.S. Treasury Bonds
1,310,800	3.63%, 08/15/2043	1,238,193
10,410,100	4.50%, 02/15/2036	11,587,743
	U.S. Treasury Notes
3,896,200	0.25%, 10/31/2015	3,890,948
1,461,800	1.25%, 10/31/2018 (g)	1,433,307
145,000	2.13%, 08/15/2021	140,491

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Bonds & Notes (continued)
U.S. TREASURIES (continued)
	U.S. Treasury Notes
3,176,100	2.50%, 08/15/2023	3,050,422

	Total U.S. Treasuries (Cost $22,555,261)	21,341,104

	Total Bonds & Notes (Cost $157,915,324)	155,146,139

Shares
Domestic Equity - 0.1%
PREFERRED STOCKS - 0.1%
BANKS - 0.1%
8,763	Wells Fargo & Co.	204,463

	Total Preferred Stocks (Cost $219,075)	204,463

	Total Domestic Equity (Cost $219,075)	204,463

Investment Companies (i) - 8.9%
14,086,019	State Street Navigator Prime Securities Lending Portfolio	14,086,019

	Total Investment Companies (Cost $14,086,019)	14,086,019

Total Investments - 107.2% (Cost $172,220,418)		169,436,621

Other Assets & Liabilities, Net - (7.2)%		(11,434,172)

Net Assets - 100.0%		158,002,449

(a)	Variable or floating rate security. The interest rate shown reflects the rate in effect December 31, 2013.
(b)	Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(c)	Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(d)	Securities are grouped by coupon and represent a range of maturities.
(e)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.
(f)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2013, these securities amounted to $19,164,049 or 12.1% of net assets.
(g)	Securities (or a portion of securities) on loan. As of December 31, 2013, the market value of securities loaned was $13,786,487. The loaned securities were secured with cash collateral of $14,086,019. Collateral is calculated based on prior day’s prices.
(h)	Step coupon bond. The interest rate shown reflects the rate in effect December 31, 2013 and will reset at a future date.
(i)	Represents investments of cash collateral received in connection with securities lending.

Glossary:
ARM	Adjustable Rate Mortgage
MTN	Medium-Term Note
PLC	Public Limited Company
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Security

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2013	Highland Fixed Income Fund

The Fund had the following futures contracts, brokered by Royal Bank of Scotland, for which $750,000 was pledged as collateral, open at December 31, 2013:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Long Futures:
2 Yr. U.S. Treasury Notes	March 2014	60	$13,188,750	$(24,306)
5 Yr. U.S. Treasury Notes	March 2014	118	14,078,875	(179,841)

				(204,147)

Short Futures:
10 Yr. U.S. Treasury Notes	March 2014	52	6,398,437	116,884
Ultra Long U.S. Treasury Bonds	March 2014	24	3,270,000	63,244
U.S. Long Treasury Bonds	March 2014	84	10,778,250	197,711

				377,839

				$173,692

NOTES TO INVESTMENT PORTFOLIOS (unaudited)

December 31, 2013	Highland Funds II

Securities Valuation

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1	—	Quoted prices for identical investments in active markets.

Level 2	—	Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3	—	Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. Highland Capital Management Fund Advisors, L.P., (the “Investment Adviser” or “Highland”) performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement

The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on National Association of Securities Dealers Automated Quotation (“NASDAQ”) are valued using the NASDAQ Official Closing Price; Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security will be valued at the mean between the most recently quoted bid and asked prices produced by the principal market makers. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

NOTES TO INVESTMENT PORTFOLIOS (unaudited) (continued)

December 31, 2013	Highland Funds II

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

The Funds use non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, Highland conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Funds’ financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, Highland believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost which approximates market value and these are included in Level 2.

Written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the New York Stock Exchange (“NYSE”). In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Funds could sell a portfolio security for the value established for it at any time and it is possible that the Funds would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s net asset value (“NAV”).

NOTES TO INVESTMENT PORTFOLIOS (unaudited) (continued)

December 31, 2013	Highland Funds II

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at the value at the beginning of the period. The following tables present the Funds’ investments measured at fair value on a recurring basis at December 31, 2013:

	Total value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Alternative Income Fund
Assets
Exchange-Traded Funds	$6,152,912	$6,152,912	$—	$—

Total	$6,152,912	$6,152,912	$—	$—

	Total value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Trend Following Fund
Assets
Exchange-Traded Funds	$1,362,200	$1,362,200	$—	$—
Investment Companies	587,125	587,125	—	—

Total	$1,949,325	$1,949,325	$—	$—

	Total value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Allocation Fund
Assets
U.S. Senior Loans(1)	$5,121,197	$—	$4,346,678	$774,519
Non-U.S. Senior Loans(1)	19,568,395	—	17,218,471	2,349,924
Non-U.S. Asset-Backed Securities	22,813,766	—	22,813,766	—
U.S. Corporate Bonds & Notes(1)	3,012,500	—	3,012,500	—
Non-U.S. Corporate Bonds & Notes(1)	12,142,793	—	12,142,793	—
U.S. Equity(1)	50,670,672	50,670,672	—	—
Non-U.S. Equity(1)	80,399,157	80,399,157	—	—
U.S. Exchange-Traded Funds	1,294,780	1,294,780	—	—
Non-U.S. Exchange-Traded Funds	16,722,506	16,722,506	—	—
Rights(1)	16,085,381	—	16,085,381	—
Investment Companies	44,700,119	44,700,119	—	—

Total Assets	$272,531,266	$193,787,234	$75,619,589	$3,124,443

Liabilities
Securities Sold Short(1)	$(962,280)	$(962,280)	$—	$—

Total Liabilities	$(962,280)	$(962,280)	$—	$—

Total Assets	$271,568,986	$192,824,954	$75,619,589	$3,124,443

(1)	See Investment Portfolio detail for industry breakout.

NOTES TO INVESTMENT PORTFOLIOS (unaudited) (continued)

December 31, 2013	Highland Funds II

	Total value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Dividend Equity Fund
Assets
Common Stocks(1)	$20,386,571	$20,386,571	$—	$—
Exchange-Traded Funds	516,076	516,076	—	—
Investment Companies	5,637,189	5,637,189	—	—

Total	$26,539,836	$26,539,836	$—	$—

(1)	See Investment Portfolio detail for industry breakout.

	Total value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Premier Growth Equity Fund
Assets
Common Stocks(1)	$194,050,193	$194,050,193	$—	$—
Investment Companies	17,568,642	17,568,642	—	—
Other Financial Instruments
Equity Contracts – Futures(2)	37,869	37,869	—	—

Total	$211,656,704	$211,656,704	$—	$—

(1)	See Investment Portfolio detail for industry breakout.
(2)	Includes cumulative unrealized appreciation/(depreciation) of future contracts as reported in the Investment Portfolio.

	Total value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Small-Cap Equity Fund
Assets
Common Stocks(1)	$42,475,836	$42,475,836	$—	$—
Investment Companies	12,331,514	12,331,514	—	—

Total	$54,807,350	$54,807,350	$—	$—

(1)	See Investment Portfolio detail for industry breakout.

NOTES TO INVESTMENT PORTFOLIOS (unaudited) (continued)

December 31, 2013	Highland Funds II

	Total value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Total Return Fund
Assets
Agency Collateralized Mortgage Obligations	$116,192	$—	$116,192	$—
Agency Mortgage-Backed Securities	7,153,883	—	7,153,883	—
Asset-Backed Securities	43,489	—	43,489	—
Corporate Bonds & Notes(1)	7,077,721	—	7,077,721	—
Foreign Corporate Bonds & Notes(1)	3,206,045	—	3,206,045	—
Municipal Bonds & Notes(1)	157,665	—	157,665	—
Non-Agency Collateralized Mortgage Obligations	168,687	—	168,687	—
Non-Agency Collateralized Mortgage-Backed Securities	1,416,255	—	1,416,255	—
Sovereign Bonds	373,284	—	373,284	—
U.S. Government Agencies	148,443	—	148,443	—
U.S. Treasuries	4,004,748	—	4,004,748	—
Domestic Equity(1)	25,115,926	25,086,480	29,446	—
Foreign Equity(1)	19,687,464	19,687,464	—	—
Exchange-Traded Funds	2,894,823	2,894,823	—	—
Investment Companies	15,365,687	15,365,687	—	—
Other Financial Instruments
Equity Contracts – Futures(2)	114,392	114,392	—	—
Interest Rate Contracts - Futures(2)	62,817	62,817	—	—

Total Assets	87,107,521	63,211,663	23,895,858	—

Liabilities
Other Financial Instruments
Interest Rate Contracts – Futures(2)	(27,124)	(27,124)	—	—

Total Liabilities	(27,124)	(27,124)	—	—

Total	$87,080,397	$63,184,539	$23,895,858	$—

(1)	See Investment Portfolio detail for industry breakout.
(2)	Includes cumulative unrealized appreciation/(depreciation) of future contracts as reported in the Investment Portfolio.

	Total value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Tax-Exempt Fund
Assets
Municipal Bonds & Notes	$30,123,259	$—	$30,123,259	$—

Total	$30,123,259	$—	$30,123,259	$—

NOTES TO INVESTMENT PORTFOLIOS (unaudited) (continued)

December 31, 2013	Highland Funds II

	Total value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Fixed Income Fund
Assets
Agency Collateralized Mortgage Obligations	$47,508,326	$—	$47,508,326	$—
Agency Mortgage-Backed Securities	965,470	—	965,470	—
Asset-Backed Securities	2,035,807	—	2,035,807	—
Corporate Bonds & Notes(1)	45,574,858	—	45,574,858	—
Foreign Corporate Bonds & Notes(1)	20,569,947	—	20,569,947	—
Municipal Bonds & Notes	808,086	—	808,086	—
Non-Agency Collateralized Mortgage Obligations	1,121,404	—	1,121,404	—
Non-Agency Collateralized Mortgage-Backed Securities	10,213,601	—	10,213,601	—
Sovereign Bonds	3,990,464	—	3,990,464	—
U.S. Government Agencies	1,017,072	—	1,017,072	—
U.S. Treasuries	21,341,104	—	21,341,104	—
Domestic Equity(1)	204,463	—	204,463	—
Investment Companies	14,086,019	14,086,019	—	—
Other Financial Instruments
Interest Rate Contracts – Future(2)	377,839	377,839	—	—

Total Assets	169,814,460	14,463,858	155,350,602	—

Liabilities
Other Financial Instruments
Interest Rate Contracts – Future(2)	(204,147)	(204,147)	—	—

Total Liabilities	(204,147)	(204,147)	—	—

Total	$169,610,313	$14,259,711	$155,350,602	$—

(1)	See Investment Portfolio detail for industry breakout.
(2)	Includes cumulative unrealized appreciation/(depreciation) of future contracts as reported in the Investment Portfolio.

NOTES TO INVESTMENT PORTFOLIOS (unaudited) (continued)

December 31, 2013	Highland Funds II

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the series valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. There were no transfers between levels 1, 2, or 3 during the period ended December 31, 2013.

The table below sets forth a summary of changes in the Global Allocation Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended December 31, 2013.

Global Allocation Fund	Balance as of September 30, 2013	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases(1)	Net (Sales)(1)	Balance as of December 31, 2013	Change in Unrealized Gain/ (Loss) on Level 3 securities still held at period end
U.S. Senior Loans	$1,380,870	$—	$—	$—	$—	$616	$765,384	$(1,372,351)	$774,519	$—
Non-U.S. Senior Loans	—	—	—	(52)	(2,469)	20,894	2,831,551	(500,000)	2,349,924	—

Total	$1,380,870	$—	$—	$(52)	$(2,469)	$21,510	$3,596,935	$(1,872,351)	$3,124,443	$—

(1)	Includes any applicable borrowings and/or paydowns made on revolving credit facilities held in the Fund’s Investment Portfolio.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the period ended December 31, 2013, there were no transfers between Levels 1, 2 or 3.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Fund and Category	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s)
Global Allocation Fund
Debt	$3,124,443	Third-Party Pricing Vendor	N/A	N/A
Total	$3,124,443

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

NOTES TO INVESTMENT PORTFOLIOS (unaudited) (continued)

December 31, 2013	Highland Funds II

Derivative Transactions

The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Certain funds invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract. For the period ended December 31, 2013, the Premier Growth Equity Fund, Total Return Fund and Fixed Income Fund held futures contracts as detailed in each fund’s Investment Portfolio. The Funds entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments. Securities held as collateral for futures contracts can be found on the Investment Portfolio. However, no funds held securities collateral as of December 31, 2013.The Funds held cash as collateral for futures contracts.

U.S. Federal Income Tax Information

Unrealized appreciation and depreciation at December 31, 2013, based on cost of investments for U.S. federal income tax purposes was:

Fund	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
Alternative Income Fund	984	284,467	(283,483)	6,436,395
Trend Following Fund	107,992	8,380	99,612	1,849,713
Global Allocation Fund	22,267,071	6,074,524	16,192,547	255,376,439
Dividend Equity Fund	3,987,764	14,157	3,973,607	22,566,229
Premier Growth Equity Fund	74,998,891	—	74,998,891	136,619,944
Small-Cap Equity Fund	11,359,693	165,611	11,194,082	43,613,268
Total Return Fund	10,148,840	852,281	9,296,559	77,633,753
Tax-Exempt Fund	1,554,066	314,304	1,239,762	28,883,497
Fixed Income Fund	1,503,991	4,513,712	(3,009,721)	172,446,342

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2013	Highland Energy MLP Fund

Shares		Value ($)
Common Stocks - 9.1%
ENERGY - 9.1%
2,387	Targa Resources Corp.	210,462
3,267	Williams Cos., Inc. (The)	126,008

		336,470

	Total Common Stocks (Cost $269,363)	336,470

Master Limited Partnerships - 102.3%
ENERGY - 102.3%
1,050	Access Midstream Partners LP	59,409
1,458	Atlas Energy LP	68,307
4,630	Atlas Pipeline Partners LP	162,281
2,484	Buckeye Partners LP	176,389
4,554	Crestwood Equity Partners LP	62,982
5,267	Crestwood Midstream Partners LP	131,096
8,341	Crosstex Energy LP	230,212
4,268	Enbridge Energy Partners LP	127,485
1,372	Energy Transfer Equity LP	112,147
2,610	Energy Transfer Partners LP	149,422
4,037	Enterprise Products Partners LP	267,653
1,603	EQT Midstream Partners LP	94,240
2,801	Genesis Energy LP	147,249
1,075	Holly Energy Partners LP	34,755
1,801	Magellan Midstream Partners LP	113,949
3,124	MarkWest Energy Partners LP	206,590
1,500	MPLX LP	66,810

Shares		Value ($)
Master Limited Partnerships (continued)
ENERGY (continued)
2,075	NGL Energy Partners LP	71,587
2,647	ONEOK Partners LP	139,365
3,528	Phillips 66 Partners LP	133,817
4,445	Plains All American Pipeline LP	230,118
1,000	QEP Midstream Partners LP	23,220
4,320	Regency Energy Partners LP	113,443
7,000	Tallgrass Energy Partners LP	182,000
3,509	Targa Resources Partners LP	183,521
2,870	Tesoro Logistics LP	150,216
358	Valero Energy Partners LP (a)	12,333
772	Western Gas Equity Partners LP	30,502
4,000	Western Refining Logistics LP (a)	103,480
3,520	Williams Partners LP	179,027

		3,763,605

	Total Master Limited Partnerships (Cost $3,178,770)	3,763,605

Total Investments - 111.4% (Cost $3,448,133)		4,100,075

Other Assets & Liabilities, Net - (11.4)%		(420,952)

Net Assets - 100.0%		3,679,123

(a)	Non-income producing security.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

December 31, 2013	Highland Energy MLP Fund

Investment Objective

Highland Energy MLP Fund’s (“the Fund”) investment strategy is to focus on master limited partnership (“MLP”) investments. Under normal market conditions, the Fund seeks to achieve its objective of providing investors with current income and capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of MLP investments. MLPs typically are characterized as “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products (collectively, the energy industry). The Fund’s MLP investments include investments that offer economic exposure to public MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, including I-Shares, and derivative instruments in which the Fund may invest that have economic characteristics of MLP securities.

Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1	—	Quoted prices for identical investments in active markets.

Level 2	—	Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3	—	Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. Highland Capital Management Fund Advisors, L.P., (the “Investment Adviser” or “Highland”) performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on National Association of Securities Dealers Automated Quotation (“NASDAQ”) are valued using the NASDAQ Official Closing Price; Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security will be valued at the mean between the most recently quoted bid and asked prices produced by the principal market makers. In those circumstances the Fund classifies the investment securities in Level 2.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2013	Highland Energy MLP Fund

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, Highland conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Fund’s financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, Highland believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost which approximates market value and these are included in Level 2.

Written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Trustees that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the New York Stock Exchange (“NYSE”). In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2013	Highland Energy MLP Fund

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s net asset value (“NAV”).

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at the value at the beginning of the period. The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2013:

	Total value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Energy MLP Fund
Assets
Common Stocks(1)	$336,470	$336,470	$—	$—
Master Limited Partnerships(1)	3,763,605	3,763,605	—	—

Total	$4,100,075	$4,100,075	$—	$—

(1)	See Investment Portfolio detail for industry breakout.

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the series valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy.

For the period ended December 31, 2013, there were no transfers between Level 1 and Level 2.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of identified cost for both financial statement and U.S. federal income tax purposes.

The Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among the Fund’s respective share classes based upon the relative net assets of each class share.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at amortized cost plus accrued interest, which approximates market value.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2013	Highland Energy MLP Fund

Master Limited Partnerships

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the the Internal Revenue Code of 1986, as amended, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

U.S. Federal Income Tax Information

Unrealized appreciation and depreciation at December 31, 2013, based on cost of investments for U.S. federal income tax purposes was:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation) Before Tax	Net Appreciation/ (Depreciation) After Tax	Cost
$655,221	$3,279	$651,942	$406,362	$3,448,133

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

Item 2.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS II

By:	/s/ Ethan Powell
Ethan Powell
Executive Vice President and Principal Executive Officer
(principal executive officer)

Date:	February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ethan Powell
Ethan Powell
Executive Vice President and Principal Executive Officer
(principal executive officer)

Date:	February 28, 2014

By:	/s/ Brian Mitts
Brian Mitts
Chief Financial Officer and Treasurer
(principal financial officer)

Date:	February 28, 2014